SEMIANNUAL REPORT September 30, 2001

logo: Nuveen Investments

Municipal Closed-End
Exchange-Traded
             Funds

Dependable, tax-free income to help
you keep more of what you earn.

SELECT PORTFOLIOS
NXP
NXQ
NXR
NXC
NXN

Invest well.
Look ahead
Leave your MARK.(SM)

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photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Dear
     Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent


"A diversified
portfolio
can leave
you well
positioned
to reduce
overall
investment
risk."

"Today, perhaps
more than
ever, investors
have the
ability to
make a lasting
impact on
their families
and their
world for
generations
to come."




investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER

Timothy R. Schwertfeger
Chairman of the Board

November 15, 2001

Nuveen Select Portfolios  (NXP, NXQ, NXR, NXC, NXN)

Portfolio Manager's
                Comments

Portfolio manager Tom Spalding talks about key investment strategies, including the recent portfolio changes approved by shareholders, economic conditions, and the performance of the Nuveen Select Portfolios. With more than 25 years of investment experience at Nuveen, Tom has managed the Select Portfolios since 1999.

WOULD YOU RECAP THE SIGNIFICANT MODIFICATIONS MADE TO THE SELECT PORTFOLIOS MANAGEMENT PROCESS IN AUGUST 2001?
Earlier this year, the board of trustees for the Nuveen Select Portfolios recommended, and shareholders subsequently approved, changes to the Portfolios' organizational documents and investment policies. Effective August 1, 2001, the 2017 termination dates were eliminated for all five Select Portfolios, enabling them to operate indefinitely like all other Nuveen Municipal Closed-End Exchange-Traded Funds. In addition, the investment policy that required the California and New York Select Portfolios (NXC and NXN) to invest only in insured municipal bonds was eliminated. These two Portfolios can now purchase non-insured investment-grade municipal bonds as well as insured issues. Finally, the board modified the policy set forth in the Portfolio's original prospectuses regarding the circumstances under which portfolio securities could be sold and proceeds reinvested, in order to give the portfolio manager more discretion to determine when a particular bond should be sold or bought consistent with the investment objective of dividend stability over time.

HOW WILL THESE CHANGES AFFECT SHAREHOLDERS?
With the elimination of the 2017 termination dates, the Select Portfolios are no longer constrained by a specific term. Because the Portfolios can now invest in bonds with maturities beyond 2017, shareholders stand to benefit from the Portfolios' greater flexibility to find and purchase bonds with higher yields. This, in turn, should enhance our ability to maintain competitive dividend rates. Elimination of the termination dates also avoided the potentially negative impact on share prices that may have occurred as the Portfolios approached termination.

For the California and New York Portfolios, the elimination of the policy requiring portfolio investments to be insured allows us to add non-insured municipal bonds to these two Portfolios, which could improve their potential to achieve higher yields and better long-term share price performance while retaining strong overall credit quality. Although investing in non-insured bonds can increase the Portfolios' risk profiles, all bonds purchased by the Portfolios must be investment-grade quality and are subject to Nuveen's strict quality standards and surveillance. As a result of this amendment, NXC and NXN now have the same flexibility as NXP, NXQ, and NXR to purchase bonds that have the potential to add yield to their portfolios.

WHEN WILL THESE CHANGES BE IMPLEMENTED?
We have already begun to implement these changes, focusing on finding attractive bonds with the potential to support the Portfolios' long-term dividend-payment capabilities, enhance call protection, and add value and diversification. We expect the addition of longer-term bonds to the Portfolios, and non-insured bonds to NXC and NXN, to be a gradual process. As bonds mature or are called away, we will reinvest the proceeds in the best values we can find in the longer end of the market. Of course, if we see an exceptional opportunity in the marketplace, we will act to take advantage of it immediately. The Portfolios will emphasize municipal obligations offering good call protection and maturities of approximately 18 to 28 years, with an average maturity of 20 to 25 years. These bonds should provide yields similar to those in the long end of the market, combined with strong liquidity to help reduce volatility if interest rates rise.

TURNING TO THE EVENTS OF THE PAST TWELVE MONTHS, WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY DURING THIS REPORTING PERIOD?
From an economic perspective, the major factors during the twelve months ended September 30, 2001, were the Federal Reserve's shift in interest rate policy from neutral to easing short-term rates and the general slowdown in economic growth. In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first nine months of the year, the Fed announced nine rate reductions totaling 400 basis points, lowering the federal funds rate to 2.50% as of September 30, 2001, its lowest level since 1962. The consensus among many market observers is that the Fed could continue to ease rates as long as signs of a significant economic slowdown remain.

In addition, the tragic events of September 11 and its aftermath may have an impact on the economy and the financial markets that is not yet fully known. We expect to see at least some pressure on high-profile issuers such as The City of New York. The Port Authority of New York and New Jersey, as well as on some airlines and airport facilities. However, we think the credit implications for the municipal market as a whole may be relatively modest, as many issuers built healthy balance sheets during recent years of economic expansion, enabling them to weather a downturn.

New York, of course, bore the brunt of the terrorist attacks. The economic fallout from the attack on the World Trade Center is expected to be substantial, as both New York City and State face the loss of billions of dollars in tax revenues. Although $20 billion in federal funds should help, the slower national economy and the risk of a continued downturn on Wall Street remain causes for concern about the near-term outlook for New York's financial position.

California faced an economic emergency of a different type during the past twelve months, as energy costs soared and the state's major utilities encountered serious financial problems. Ultimately, the state spent $6.3 billion from its general fund to purchase electricity and assure adequate supply. By September, power supplies had become relatively stable, and energy prices had declined significantly, due in part to conservation efforts. However, the state's issuance of $12.5 billion in power bonds to reimburse the general fund for electricity expenditures has been delayed, potentially until 2002, by the state utilities commission.



WHAT WAS THE MUNICIPAL MARKET ENVIRONMENT DURING THIS PERIOD?
In the municipal market, the conditions of the past twelve months, including tight municipal supply during 2000, helped many bonds perform well. As 2001 got underway, the Fed's interest rate cuts created a more favorable environment for both new municipal issuance and refundings, which together totaled $193.9 billion nationwide during the first nine months of the year, an increase of 34% over January-September 2000. California remained the largest state issuer of municipal debt, with $23.4 billion of new issuance during the first nine months of 2001, up 31% over the same period in 2000, while New York issued $13.8 billion in new bonds, in line with issuance levels during 2000.

While the financial impact of September 11 may be widespread, we expect the credit implications for the municipal market as a whole to be more modest. The most prominent effects may be seen in high-profile issuers such as the The City of New York and The Port Authority of New York and New Jersey. Despite economic concerns, the credit rating agencies have not changed the ratings for New York State and City, which have remained at A2/AA/AA and A2/A/A+, respectively, as of September 30, 2001. In California, however, the significant costs incurred by the state during the power crisis as well as the delay in bringing the power issue to market caused both Moody's and Standard & Poor's to downgrade ratings on California debt to Aa3 and A+ from Aa2 and AA, respectively. Fitch, the third major rating agency, affirmed California's rating at AA, but revised its outlook to negative.

From a demand perspective, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Investors in California and New York, faced with some of the highest marginal income tax rates in the nation, remained avid buyers of in-state paper over the past twelve months. In September 2001, California successfully brought to market $5.7 billion in state notes, the largest one-day debt issuance in municipal market history, while New York issued $1 billion in disaster recovery notes on October 2, 2001 as this report was being prepared. The California issue sold rapidly to both retail and institutional investors, demonstrating the general belief that California continues to represent a strong credit despite its energy crisis. Individual and institutional investors also snapped up the New York offering, which had been closely watched as a barometer of the financial viability of the city going forward.

In general, moderate supply, strong demand and a rising U. S. Treasury market helped to push municipal bond prices higher than they were twelve months ago, while municipal yields were correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of September 30, 2001, long-term municipal yields were 99.8% of 30-year Treasury yields, compared with 98.5% as of September 30, 2000.

HOW DID THE NUVEEN SELECT PORTFOLIOS PERFORM OVER THE PAST TWELVE MONTHS? For the year ended September 30, 2001, the Nuveen Select Portfolios produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the relevant Lehman Brothers Municipal Bond Indexes1 and Lipper Peer Groups2 are also presented.

                                      LEHMAN
                       TOTAL RETURN    TOTAL   LIPPER
          MARKET YIELD       ON NAV  RETURN1 AVERAGE2
------------------------------------------------------
                             1 YEAR   1 YEAR   1 YEAR
                  TAXABLE-    ENDED    ENDED    ENDED
       9/30/01 EQUIVALENT3  9/30/01  9/30/01  9/30/01
------------------------------------------------------
NXP      5.94%      8.55%     6.98%   10.40%   8.20%
------------------------------------------------------
NXQ      5.94%      8.55%     6.73%   10.40%   8.20%
------------------------------------------------------
NXR      5.88%      8.46%     7.03%   10.40%   8.20%
------------------------------------------------------
NXC      5.41%      8.59%     6.65%   10.26%  11.64%
------------------------------------------------------
NXN      5.24%      8.12%     6.58%   10.83%  12.51%
------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Portfolio in this report.

Over the past twelve months, the combination of thin municipal supply during 2000, an end to the Fed's tightening agenda, and generally favorable market technicals created a positive total return environment for municipal bonds. Between September 30, 2000, and September 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.80% to 5.41%. In this environment of falling yields (and rising bond values), portfolios with shorter durations4 would typically be expected to underperform their benchmarks.

As significant portions of the bonds in each Portfolio began approaching their call dates, the durations of these Funds showed a corresponding decline. As of September 30, 2001, the national Portfolios' durations ranged from 1.90 to 2.69, compared with 7.77 for the Lehman Brothers Municipal Bond Index, while NXC and NXN had durations of 2.93 and 3.25, respectively, compared with 8.97 and 8.16 for the Lehman Insured Tax-Exempt Bond Indexes for California and New York. Under the newly amended trust declarations, shareholders can expect to see the Portfolios' durations lengthen as we use bond call proceeds to add longer-term securities. While this will increase their sensitivity to interest rate changes, it should help to support the Portfolios' dividends and place the Portfolios in a better position to participate in market gains.

HOW DID THE MARKET ENVIRONMENT AFFECT THE PORTFOLIOS' DIVIDENDS AND SHARE
PRICES?
During the year ended September 30, 2001, increased pressure from bond calls, compounded by the need to reinvest call proceeds in a lower interest rate environment, impacted the income streams of the Select Portfolios and resulted in dividend cuts in each Portfolio over the past twelve months. Despite these adjustments, the Portfolios continued to provide attractive market yields, as shown in the preceding table. In coming months, the addition of longer-term securities to these Portfolios should enhance their ability to earn higher yields, which should help to stabilize the dividends. However, these Portfolios were assembled in the higher

1 The performances of the national Select Portfolios - NXP, NXQ, AND NXR - are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. the performance of NXC and NXN are compared with those of the Lehman Insured Tax-Exempt Bond Indexes for California and New York, respectively. These unleveraged indexes comprise a broad range of insured municipal bonds within each of those states. Results for the Lehman Indexes do not reflect any expenses.

2 The total returns of the national Portfolios are compared with the average annualized return of the 12 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. NXC's total return is compared with the average total return of the 10 funds in the Lipper California Insured Municipal Debt Funds category, while the comparison for NXN is based on the 9 funds in the Lipper New York Insured Municipal Debt Funds category. Portfolio and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen portfolio on an after-tax basis. For the national Portfolios, the taxable-equivalent yield is based on the Portfolio's market yield on the indicated date and a federal income tax rate of 30.5%, while the taxable-equivalent yields for NXC and NXN are based on their market yields on the indicated date and combined federal and state income tax rates of 37% and 35.5%, respectively.

4 Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

interest rate environment of 1992, and as they approach their ten-year anniversaries, they continue to face the increased exposure to bond calls normally associated with that point of the bond market cycle. Over the next twelve months, the dividends of the Nuveen Select Portfolios will be influenced both by the number of bond calls and by the interest rates at which we can reinvest the proceeds.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. However, on the whole, the Portfolios' NAVs appreciated more rapidly than share prices, and all five Portfolios continued to trade at discounts (share price below NAV).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THE YEAR ENDED SEPTEMBER 30, 2001?
Over the past twelve months, the Select Portfolios continued to focus on their primary investment objective of providing dependable tax-exempt income, keeping their assets fully invested in diversified portfolios of quality municipal bonds that we judged to represent the best value opportunities in the market. We also took advantage of recent market conditions to work on improving the call protection of these Portfolios.

As of September 30, 2001, the three national Select Portfolios offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 58% in NXP to 63% in both NXQ and NXR. Each Portfolio also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads during the first part of 2001. NXC and NXN were 100% invested in insured and/or U.S. guaranteed bonds as of September 30, 2001, meaning that credit quality was not an issue.

Looking at sector activity over the past year, each Portfolio increased or maintained its allocation to the healthcare sector, which saw prices appreciate overall when credit spreads narrowed earlier this year. For the first nine months of 2001, healthcare bonds were the top performers in the national municipal market, and the sector is expected to remain largely unaffected by recent events. Four of the Portfolios - NXP, NXQ, NXR, and NXC - also increased their allocations to the transportation sector, where we selectively added strong airport issues that we believe are poised to do well. The issues that we hold represent value plays and focus largely on the major hubs served by the stronger airlines. In addition, many of these issues offer bondholders the extra reassurance of insurance. Because most airports operate as virtual monopolies within their service areas and have fairly diverse revenue streams, airport bonds are generally regarded as solid credits. Moody's current median rating for airports is A2, which is solidly investment grade. approval of a $15 billion airline aid package of grants and loan guarantees demonstrates the commitment to the air transportation sector at the federal level.

As described earlier, the changes approved at the August 1, 2001, shareholder meeting have given the Portfolios greater flexibility to take advantage of strategies and market opportunities that can enhance portfolio structure, including call protection and long-term dividend-payment capabilities. We have already purchased some longer-term bonds offering better call protection in NXN. Overall, the Nuveen Select Portfolios, which were originally organized as passively managed funds, will continue to be managed with a less aggressive approach than other Nuveen Municipal Closed-End Exchange-Traded Funds. However, going forward, our new investment flexibility enables us to use somewhat more active investment strategies, which we believe will work to the benefit of shareholders.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN SELECT PORTFOLIOS IN PARTICULAR?
While it is still too soon to determine the long-range effects of September 11 on the markets and on your Portfolios, it is our view that, from a strictly financial standpoint, the attacks were responsible for a short-term disruption in an economy that was already slowing. We anticipate that the U.S. economy will recover, but grow at a slower pace, while inflation and interest rates should remain low over the near term. In general, our outlook for the fixed-income markets over the next twelve months remains positive. We expect to see substantial municipal issuance during the fourth quarter, especially in New York. New municipal issuance nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to stay strong, as investors look for ways to rebalance their portfolios and reduce risk.

Given recent events, we continue to watch the market very carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen Funds are currently well positioned, and we will continue to closely monitor and respond to events as appropriate.

Looking specifically at the Nuveen Select Portfolios, our strategic approach to bond calls over the past year enabled us to work through a number of calls and improve the current call protection levels of these Portfolios. For the remainder of 2001, NXQ and NXN have no scheduled calls, NXC has 2% of its portfolio callable, and NXP and NXR could see 5% and 2%, respectively, called. Between March and July 2002, however, all five of the Select Portfolios will mark the 10-year anniversaries of their inceptions, reaching the point of the bond market cycle typically associated with an increase in call exposure. During 2002, the Portfolios could experience bond calls affecting 50-71% of their holdings, depending on market interest rates during that time. Given the current level of rates, our strategy will be to hold higher-yielding bonds as long as possible to help support the Portfolios' dividends, while we look for attractive replacement opportunities. In line with newly amended policies, shareholders can expect to see increased portfolio turnover, but this should provide us with excellent opportunities to add the longer-term and, in NXC and NXN, non-insured bonds that can provide support for the Portfolios' dividends.

The recent changes approved for the Nuveen Select Portfolios should also help us further enhance their positioning for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders while using Nuveen's research expertise to watch new issuance for opportunities that can help us adapt our strategies to changing market conditions. Overall, we believe the Select Portfolios offer a very attractive opportunity in the current market. In our opinion, especially given their new investment flexibility, they should continue to play an important role in investors' long-range financial programs, providing balance and diversification, monthly tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen Select Tax-Free Income Portfolio

Performance
   Overview As of September 30, 2001

NXP

pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                  44%
AA                                   14%
A                                    29%
BBB                                   7%
NR                                    5%
Other                                 1%

bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct-00                             0.075
Nov-00                             0.075
Dec-00                             0.075
Jan-01                             0.075
Feb-01                             0.075
Mar-01                             0.073
Apr-01                             0.073
May-01                             0.073
Jun-01                             0.073
Jul-01                             0.073
Aug-01                             0.073
Sep-01                             0.071

line chart:
SHARE PRICE PERFORMANCE
10/1/00                            14.31
                                   13.88
                                   14.00
                                   14.25
                                   14.38
                                   14.50
                                   14.38
                                   14.25
                                   14.44
                                   14.31
                                   14.50
                                   14.75
                                   15.00
                                   15.25
                                   15.50
                                   15.31
                                   15.50
                                   15.46
                                   15.07
                                   15.24
                                   15.30
                                   15.01
                                   15.00
                                   14.75
                                   14.50
                                   14.95
                                   14.66
                                   14.87
                                   14.93
                                   14.97
                                   14.86
                                   14.85
                                   14.70
                                   15.00
                                   14.92
                                   14.75
                                   14.91
                                   15.04
                                   14.95
                                   14.88
                                   14.91
                                   14.75
                                   14.84
                                   15.09
                                   14.95
                                   15.05
                                   15.12
                                   15.14
                                   15.12
                                   14.08
9/30/01                            14.35
Weekly Closing Price
Past Performance is not predictive of future results

PORTFOLIO STATISTICS
----------------------------------------------------
Share Price                                 $14.35
----------------------------------------------------
Net Asset Value                             $15.02
----------------------------------------------------
Market Yield                                 5.94%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.55%
----------------------------------------------------
Fund Net Assets ($000)                    $245,999
----------------------------------------------------
Average Effective Maturity (Years)            9.92
----------------------------------------------------
Average Duration                              2.69
----------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 3/92)
----------------------------------------------------
                      ON SHARE PRICE        ON NAV
----------------------------------------------------
1-Year                         5.01%         6.98%
----------------------------------------------------
5-Year                         5.52%         5.88%
----------------------------------------------------
Since Inception                5.69%         6.76%
----------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
----------------------------------------------------
U.S.Guaranteed                                 42%
----------------------------------------------------
Healthcare                                     12%
----------------------------------------------------
Transportation                                 11%
----------------------------------------------------
Tax Obligation/Limited                         10%
----------------------------------------------------
Housing/Single Family                           9%
====================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Nuveen Select Tax-Free Income Portfolio 2

Performance
   Overview as of September 30, 2001

NXQ

pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed              46%
AA                               17%
A                                22%
BBB                              12%
NR                                2%
Other                             1%

bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct-00                         0.073
Nov-00                         0.073
Dec-00                         0.073
Jan-01                         0.073
Feb-01                         0.073
Mar-01                         0.071
Apr-01                         0.071
May-01                         0.071
Jun-01                         0.071
Jul-01                         0.071
Aug-01                         0.071
Sep-01                         0.070

line chart:
SHARE PRICE PERFORMANCE
10/1/00                        13.69
                               13.50
                               13.81
                               13.88
                               14.25
                               14.13
                               13.94
                               14.31
                               14.13
                               13.88
                               13.81
                               14.00
                               14.69
                               14.75
                               14.88
                               14.75
                               15.00
                               14.87
                               14.69
                               14.78
                               14.76
                               14.58
                               14.32
                               14.35
                               14.15
                               14.34
                               14.10
                               14.25
                               14.25
                               14.45
                               14.48
                               14.39
                               14.05
                               14.45
                               14.45
                               14.35
                               14.44
                               14.64
                               14.64
                               14.36
                               14.24
                               14.21
                               14.40
                               14.49
                               14.59
                               14.68
                               14.60
                               14.59
                               14.64
                               13.69
9/30/01                        14.05
Weekly Closing Price
Past Performance is not predictive of future results

PORTFOLIO STATISTICS
----------------------------------------------------
Share Price                                 $14.05
----------------------------------------------------
Net Asset Value                             $14.85
----------------------------------------------------
Market Yield                                 5.94%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.55%
----------------------------------------------------
Fund Net Assets ($000)                    $261,400
----------------------------------------------------
Average Effective Maturity (Years)            8.64
----------------------------------------------------
Average Duration                              1.90
----------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 5/92)
----------------------------------------------------
                      ON SHARE PRICE        ON NAV
----------------------------------------------------
1-Year                         6.96%         6.73%
----------------------------------------------------
5-Year                         5.61%         5.78%
----------------------------------------------------
Since Inception                5.37%         6.52%
----------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
----------------------------------------------------
U.S.Guaranteed                                 44%
----------------------------------------------------
Healthcare                                     11%
----------------------------------------------------
Housing/Multifamily                            11%
----------------------------------------------------
Transportation                                  9%
----------------------------------------------------
Education and Civic Organizations               7%
====================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NUVEEN Select Tax-Free Income Portfolio 3

Performance
   Overview as of September 30, 2001

NXR

pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed              38%
AA                               25%
A                                24%
BBB                              10%
NR                                3%

bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct-00                         0.068
Nov-00                         0.068
Dec-00                         0.068
Jan-01                         0.068
Feb-01                         0.068
Mar-01                         0.067
Apr-01                         0.067
May-01                         0.067
Jun-01                         0.067
Jul-01                         0.067
Aug-01                         0.067
Sep-01                         0.067

line chart:
SHARE PRICE PERFORMANCE
10/1/00                        13.19
                               13.06
                               13.00
                               13.13
                               13.38
                               13.38
                               13.31
                               13.38
                               13.25
                               13.19
                               13.31
                               13.56
                               14.00
                               14.38
                               14.44
                               14.13
                               14.25
                               14.20
                               13.95
                               13.83
                               14.00
                               13.81
                               13.50
                               13.75
                               13.70
                               13.83
                               13.85
                               13.50
                               13.70
                               13.80
                               13.88
                               13.82
                               13.70
                               13.80
                               13.66
                               13.63
                               13.58
                               13.79
                               13.84
                               13.61
                               13.70
                               13.60
                               13.76
                               13.88
                               13.79
                               13.97
                               14.05
                               14.19
                               14.05
                               13.10
9/30/01                        13.58
Weekly Closing Price
Past Performance is not predictive of future results

PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $13.58
---------------------------------------------------
Net Asset Value                             $14.51
---------------------------------------------------
Market Yield                                 5.88%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.46%
---------------------------------------------------
Fund Net Assets ($000)                    $188,123
---------------------------------------------------
Average Effective Maturity (Years)           10.51
---------------------------------------------------
Average Duration                              2.29
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 7/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         8.12%         7.03%
---------------------------------------------------
5-Year                         6.11%         6.05%
---------------------------------------------------
Since Inception                4.86%         6.08%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 37%
---------------------------------------------------
Transportation                                 12%
---------------------------------------------------
Utilities                                      12%
---------------------------------------------------
Healthcare                                     10%
---------------------------------------------------
Housing/Multifamily                            10%
===================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

NUVEEN California Select Tax-Free Income Portfolio

Performance
   Overview as of September 30, 2001

NXC

pie chart:
CREDIT QUALITY
Insured                               68%
Insured and U.S. Guaranteed           32%

bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Oct-00                              0.066
Nov-00                              0.066
Dec-00                              0.066
Jan-01                              0.066
Feb-01                              0.066
Mar-01                              0.064
Apr-01                              0.064
May-01                              0.064
Jun-01                              0.064
Jul-01                              0.064
Aug-01                              0.064
Sep-01                              0.064

line chart:
SHARE PRICE PERFORMANCE
10/1/00                             14.13
                                    13.88
                                    13.50
                                    13.63
                                    13.88
                                    13.88
                                    13.88
                                    13.81
                                    13.81
                                    13.75
                                    13.94
                                    13.94
                                    14.25
                                    14.56
                                    14.69
                                    14.75
                                    14.92
                                    14.60
                                    14.62
                                    14.69
                                    14.82
                                    14.56
                                    14.40
                                    14.01
                                    13.94
                                    13.95
                                    13.88
                                    13.79
                                    13.70
                                    14.01
                                    14.35
                                    14.39
                                    14.35
                                    14.27
                                    14.35
                                    14.27
                                    14.18
                                    14.40
                                    14.50
                                    14.36
                                    14.24
                                    14.23
                                    14.34
                                    14.44
                                    14.56
                                    14.66
                                    14.71
                                    14.73
                                    14.78
                                    13.90
9/30/01                             14.19
Weekly Closing Price
Past Performance is not predictive of future results

PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.19
---------------------------------------------------
Net Asset Value                             $14.79
---------------------------------------------------
Market Yield                                 5.41%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.78%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.59%
---------------------------------------------------
Fund Net Assets ($000)                     $92,570
---------------------------------------------------
Average Effective Maturity (Years)           10.14
---------------------------------------------------
Average Duration                              2.93
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 6/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         3.88%         6.65%
---------------------------------------------------
5-Year                         5.91%         5.81%
---------------------------------------------------
Since Inception                4.98%         6.03%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 32%
---------------------------------------------------
Transportation                                 18%
---------------------------------------------------
Tax Obligation/Limited                         16%
---------------------------------------------------
Tax Obligation/General                         12%
---------------------------------------------------
Healthcare                                     11%
===================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0127 per share.

Nuveen New York Select Tax-Free Income Portfolio
Performance
   Overview As of September 30, 2001

NXN

pie chart:
CREDIT QUALITY
Insured                               63%
Insured and U.S. Guaranteed           33%
U.S. Guaranteed                        4%

bar chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Oct-00                              0.065
Nov-00                              0.065
Dec-00                              0.065
Jan-01                              0.065
Feb-01                              0.065
Mar-01                              0.063
Apr-01                              0.063
May-01                              0.063
Jun-01                              0.063
Jul-01                              0.063
Aug-01                              0.063
Sep-01                              0.060

line chart:
SHARE PRICE PERFORMANCE
10/1/00                             13.25
                                    13.00
                                    12.81
                                    12.75
                                    12.94
                                    12.75
                                    12.69
                                    12.88
                                    12.94
                                    12.81
                                    13.13
                                    12.88
                                    13.69
                                    13.94
                                    13.75
                                    14.13
                                    14.20
                                    14.20
                                    13.75
                                    13.85
                                    14.20
                                    14.21
                                    14.00
                                    13.70
                                    14.05
                                    14.02
                                    14.15
                                    14.20
                                    14.05
                                    14.20
                                    13.95
                                    13.90
                                    13.90
                                    13.98
                                    14.13
                                    14.05
                                    14.20
                                    14.22
                                    14.30
                                    14.42
                                    14.15
                                    14.30
                                    14.35
                                    14.25
                                    14.40
                                    14.37
                                    14.46
                                    14.34
                                    14.31
                                    13.28
9/30/01                             13.75
Weekly Closing Price
Past Performance is not predictive of future results

PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $13.75
---------------------------------------------------
Net Asset Value                             $14.49
---------------------------------------------------
Market Yield                                 5.24%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.54%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.12%
---------------------------------------------------
Fund Net Assets ($000)                     $56,607
---------------------------------------------------
Average Effective Maturity (Years)           11.93
---------------------------------------------------
Average Duration                              3.25
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 6/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         9.65%         6.58%
---------------------------------------------------
5-Year                         6.04%         5.61%
---------------------------------------------------
Since Inception                4.64%         5.69%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 37%
---------------------------------------------------
Education and Civic Organizations              15%
---------------------------------------------------
Healthcare                                     10%
---------------------------------------------------
Water and Sewer                                 9%
---------------------------------------------------
Tax Obligation/General                          5%
===================================================


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.


Shareholder
           MEETING REPORT


The annual shareholder meeting was held in Chicago, Illinois on August 1, 2001.


                                                                    NXP          NXQ            NXR            NXC           NXN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:
                                                                  Common        Common         Common         Common        Common
                                                                  Shares        Shares         Shares         Shares        Shares
====================================================================================================================================
James E. Bacon
   For                                                         10,678,438    11,206,487      7,695,055      3,635,499     2,220,856
   Withhold                                                       154,735       210,200        152,095        115,301       118,246
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
William E. Bennett
   For                                                          10,690,156    11,207,350      7,690,443     3,635,525     2,221,756
   Withhold                                                        143,017       209,337        156,707       115,275       117,346
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
Jack B. Evans
   For                                                         10,690,974    11,212,498      7,689,343      3,635,525     2,221,756
   Withhold                                                       142,199       204,189        157,807        115,275       117,346
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
William L. Kissick
   For                                                         10,681,019    11,211,197      7,695,056      3,635,499     2,221,856
   Withhold                                                       152,154       205,490        152,094        115,301       117,246
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
Thomas E. Leafstrand
   For                                                         10,680,643    11,207,812      7,695,269      3,634,375     2,223,856
   Withhold                                                       152,530       208,875        151,881        116,425       115,246
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                         10,691,009    11,211,956      7,689,788      3,635,525     2,222,756
   Withhold                                                       142,164       204,731        157,362        115,275       116,346
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
Sheila W. Wellington
   For                                                         10,669,905    11,202,957      7,693,449      3,635,075     2,222,856
   Withhold                                                       163,268       213,730        153,701        115,725       116,246
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                                         10,657,364    11,202,603      7,721,873      3,564,284     2,247,766
   Against                                                         47,436        84,818         67,113         49,568        54,233
   Abstain                                                        128,373       129,266         58,164        136,948        37,103
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST
   For                                                          7,926,609     8,157,867      5,964,956      2,837,458     1,680,810
   Against                                                        415,447       430,894        418,711        228,027       143,828
   Abstain                                                        315,840       375,623        223,743        205,958        63,914
   Broker Non-Vote                                              2,175,277     2,452,303      1,239,740        479,357       450,550
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                       10,833,173    11,416,687      7,847,150      3,750,800     2,339,102
====================================================================================================================================
APPROVAL OF AMENDMENT TO A FUNDAMENTAL POLICY
   For                                                                                                      2,621,566     1,591,996
   Against                                                                                                    443,703       202,263
   Abstain                                                                                                    206,174        94,293
   Broker Non-Vote                                                                                            479,357       450,550
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                               --            --             --      3,750,800     2,339,102
====================================================================================================================================



                Nuveen Select Tax-Free Income Portfolio (NXP)
                Portfolio of
                   INVESTMENTS September 30, 2001 (Unaudited)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%
$         495   Alabama Housing Finance Authority, Single Family Mortgage Revenue           4/04 at 102          Aaa   $     524,101
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1994 Series A-1 Bonds, 6.550%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------
               ARKANSAS - 1.1%

        2,500   Little Rock Health Facilities Board (Arkansas), Refunding Revenue Bonds     4/02 at 102            A       2,595,900
                 (Baptist Medical Center/Parkway Village Project), Series 1992,
                 7.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.5%

        4,750   State Public Works Board of the State of California, Lease Revenue Bonds    3/04 at 102          Aaa       5,338,620
                 (California Community Colleges), 1994 Series B (Various Community
                 College Projects), 7.000%, 3/01/14 (Pre-refunded to 3/01/04)

        3,000   State Public Works Board of the State of California, Lease Revenue Bonds   11/04 at 102          Aaa       3,443,160
                 (Department of Corrections), 1994 Series A (California State Prison -
                 Monterey County (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        4,905   California Statewide Communities Development Authority, Hospital            8/02 at 102        A3***       5,160,109
                 Revenue Certificates of Participation (Cedars-Sinai Medical Center),
                 Series 1992, 6.500%, 8/01/15 (Pre-refunded to 8/01/02)

        2,000   Los Angeles County Metropolitan Transportation Authority, California,       7/03 at 102          AAA       2,073,940
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.625%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.7%

                Colorado Housing Finance Authority, Single Family Program Senior
                Revenue Bonds, Series 1992A-1:
        2,130    6.800%, 11/01/12                                                           5/02 at 102          AA+       2,186,509
          595    6.875%, 11/01/16                                                           5/02 at 102          AA+         610,690

        5,000   City and County of Denver, Colorado, Airport System Revenue Refunding      11/11 at 100          AAA       5,247,300
                  Bonds, Series 2001B, 5.625%, 11/15/17 (Alternative Minimum Tax)

       10,750   City and County of Denver, Colorado, Airport System Revenue Bonds,         No Opt. Call            A      13,311,295
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

        1,000   District of Columbia, Hospital Revenue and Refunding Bonds (Medlantic       8/06 at 102          AAA       1,101,390
                  Healthcare Group, Inc. Issue), Series 1996A, 5.750%, 8/15/16
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

          250   Escambia County, Florida, Pollution Control Revenue Bonds (Champion        12/03 at 102          BBB         248,645
                 International Corporation Project), Series 1993, 5.875%, 6/01/22
                 (Alternative Minimum Tax)

        7,000   State of Florida Board of Education, Public Education Capital Outlay        6/02 at 101          AAA       7,282,100
                  Bonds, Series 1991-C, 6.625%, 6/01/22 (Pre-refunded to 6/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

        1,330   State of Hawaii, Certificates of Participation (Kapolei State Office       11/08 at 101          AAA       1,335,240
                 Building), 1998 Series A, 5.000%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 15.3%

        2,000   Central Lake County Joint Action Water Agency, Lake County, Illinois,       5/03 at 102          AAA       2,020,020
                  Interim Water Revenue Bonds, Series 1993, 5.375%, 5/01/20

                City of Chicago Heights, Illinois, General Obligation Bonds, Series 1993
                (Corporate Purpose Bonds):
        3,820    5.650%, 12/01/15                                                          12/08 at 100          AAA       4,059,629
        2,600    5.650%, 12/01/17                                                          12/08 at 100          AAA       2,732,288

        2,500   City of Chicago, Illinois, O'Hare International Airport Special Facility   No Opt. Call           B2       2,086,775
                  Revenue Refunding Bonds (United Air Lines Inc. Project), Series 2001C,
                  6.300%, 5/01/16




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       7,000   The County of Cook, Illinois, General Obligation Bonds, Series 1992A,      11/02 at 102          AAA   $   7,471,520
                 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

        1,000   Illinois Educational Facilities Authority, Revenue Bonds (Midwestern        5/08 at 101            A       1,010,540
                 University), Series 1998B, 5.500%, 5/15/18

        3,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds          7/03 at 102          AAA       3,250,950
                 (Loyola University of Chicago), Series 1989-A, 6.100%, 7/01/15
                 (Pre-refunded to 7/01/03)

        2,365   Illinois Health Facilities Authority, Revenue Bonds and Revenue Refunding  No Opt. Call       N/R***       2,666,727
                 Bonds, Series 1992B (Evangelical Hospitals Corporation), 6.500%, 4/15/09

        3,850   Illinois Health Facilities Authority, Revenue Bonds (Sarah Bush Lincoln     5/02 at 102          Aaa       4,049,546
                 Health Center), Series 1992, 7.250%, 5/15/22 (Pre-refunded to 5/15/02)

        1,320   Illinois Health Facilities Authority, Revenue Bonds (Decatur Memorial      10/11 at 100            A       1,349,924
                 Hospital), Series 2001, 5.600%, 10/01/16

          800   Illinois Housing Development Authority, Homeowner Mortgage Revenue          2/10 at 100           AA         842,440
                 Bonds, Series 2000-D3, 5.700%, 8/01/17

        1,500   Illinois Housing Development Authority, Homeowner Mortgage Revenue          7/10 at 100           AA       1,582,755
                 Bonds, Series 1999-G1, 5.700%, 8/01/17

        2,000   State of Illinois, General Obligation Bonds, Series 1994, 5.875%, 8/01/14   8/04 at 102           AA       2,109,620

        2,500   Regional Transportation Authority (Cook, DuPage, Kane, Lake, McHenry        6/03 at 102          AAA       2,689,475
                 and Will Counties in Illinois), General Obligation Bonds, Series 1993A,
                 5.800%, 6/01/13 (Pre-refunded to 6/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.7%

        5,000   Duneland School Building Corporation, Indiana, First Mortgage Bonds,        2/09 at 101          AAA       5,047,300
                 Series 1999 Refunding, 5.125%, 2/01/18

        3,000   Indiana Bond Bank, Special Hospital Program (Hendricks Community            4/02 at 102           A+       3,115,470
                  Hospital Financing Program), Series 1992A, 7.125%, 4/01/13

                Indiana Bond Bank, Special Program Bonds, Series 1992 A:
        1,000    7.000%, 8/01/12                                                            2/02 at 102           A+       1,036,260
        2,250    7.000%, 8/01/18                                                            2/02 at 102           A+       2,331,585
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.8%

        9,000   City of Wichita, Kansas, Revenue Bonds (CSJ Health System of               11/01 at 102        A+***       9,250,020
                 Wichita, Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.0%

        1,100   County of Jefferson, Kentucky, Health System Revenue Bonds,                10/08 at 101          AAA       1,127,104
                 Series 1998 (Alliant Health System, Inc.), 5.125%, 10/01/18

        3,230   Lexington-Fayette Urban County Government (Kentucky), Governmental         11/04 at 102          AAA       3,674,351
                 Project Revenue Bonds, Series 1994 (University of Kentucky Alumni
                 Association, Inc. - Commonwealth Library Project), 6.750%,
                 11/01/15 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.6%

          875   Maine Educational Loan Authority, Educational Loan Revenue Bonds,          12/02 at 102          N/R         908,119
                 Series 1992A-2 (Supplemental Educational Loan Program),
                 7.150%, 12/01/16 (Alternative Minimum Tax)

                Maine Educational Loan Authority, Educational Loan Revenue
                Bonds, Series 1992A-1 (Supplemental Educational Loan Program):
        1,390    6.800%, 12/01/07 (Alternative Minimum Tax)                                12/02 at 102          Aaa       1,449,256
        1,575    7.000%, 12/01/16 (Alternative Minimum Tax)                                12/02 at 102          Aaa       1,632,929
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.1%

          500   Massachusetts Health and Educational Facilities Authority, Revenue          7/11 at 101          AA-         537,935
                 Bonds, Partners HealthCare System Issue, Series C, 6.000%, 7/01/17

        2,000   Plymouth County (Massachusetts), Certificates of Participation             10/02 at 102          Aaa       2,135,280
                 (Plymouth County Correctional Facility), Series A, 7.000%, 4/01/22
                 (Pre-refunded to 10/01/02)


                Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                        Portfolio of INVESTMENTS September 30, 2001 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.5%

$       1,175   Minnesota Housing Finance Agency, Single Family Mortgage Revenue            7/08 at 101          AA+   $   1,199,099
                 Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6%

        3,600   Calhoun County (Mississippi), Solid Waste Disposal Revenue Bonds            4/07 at 103           A-       3,898,224
                 (Weyerhauser Company Project), Series 1992, 6.875%, 4/01/16
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.7%

        1,800   New Hampshire Housing Finance Authority, Single Family Mortgage             5/11 at 100          Aa2       1,837,746
                 Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.9%

        7,250   Metropolitan Transportation Authority, New York, Commuter Facilities        1/02 at 102           A3       7,419,143
                 Service Contract Bonds of 1987, Series 5, 7.000%, 7/01/12

        3,000   Metropolitan Transportation Authority, New York, Transit Facilities         7/02 at 100          AA-       3,079,860
                 Service Contract Bonds, Series N, 6.000%, 7/01/11

                City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series A:
          305    6.250%, 8/01/10 (Pre-refunded to 8/01/04)                              8/04 at 101 1/2          Aaa         340,212
        4,865    6.250%, 8/01/10                                                        8/04 at 101 1/2            A       5,348,192

        4,465   New York State Dormitory Authority, State University Educational            5/02 at 102          AAA       4,699,323
                 Facilities Revenue Bonds, Series 1991A, 7.250%, 5/15/18
                 (Pre-refunded to 5/15/02)

        1,600   Dormitory Authority of the State of New York, Mount Sinai Health            7/10 at 101          BBB       1,768,576
                 Obligated Group Revenue Bonds (New York University),
                 Series 2000A, 6.500%, 7/01/17

        1,365   New York Local Government Assistance Corporation (A Public Benefit          4/02 at 102          AAA       1,426,616
                 Corporation of the State of New York), Series 1991D Bonds,
                 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
        1,395    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                                  2/02 at 102       AA-***       1,450,898
        1,395    7.400%, 2/15/18                                                            2/02 at 102          AA-       1,446,615
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

        2,790   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,            9/07 at 102          Aaa       2,971,378
                  Series 1997A Remarketed, 6.050%, 9/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.5%

        7,235   Delaware County Authority (Pennsylvania), First Mortgage Revenue            4/02 at 102       N/R***       7,588,068
                 Bonds (The Dunwoody Project), Series 1992, 8.125%, 4/01/17
                 (Pre-refunded to 4/01/02)

          805   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue         4/02 at 102          AA+         833,811
                 Bonds, Series 1992-33,  6.900%, 4/01/17

                Pennsylvania Higher Educational Facilities Authority, Revenue
                Bonds (Thomas Jefferson University), 1992 Series A:
        1,750    6.625%, 8/15/09 (Pre-refunded to 8/15/02)                                  8/02 at 102        A1***       1,851,553
          750    6.625%, 8/15/09                                                            8/02 at 102          AAA         791,738
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.1%

        5,000   South Carolina Housing Finance and Development Authority, Multifamily       5/02 at 102          Aaa       5,159,400
                 Housing Revenue Bonds, 1992 Series A, 6.875%, 11/15/23
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.3%

        5,750   Memphis-Shelby County Airport Authority (Tennessee), Airport Special        7/03 at 102          BBB       5,753,335
                 Facilities and Project Revenue Bonds (Federal Express Corporation),
                 Series 1993, 6.200%, 7/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.8%

        9,825   Harris County Health Facilities Development Corporation (Texas),            6/02 at 102        A3***      10,347,002
                 Hospital Revenue Bonds (Memorial Hospital System Project),
                 Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

        4,000   Port of Corpus Christi Authority of Nueces County (Texas), Pollution        4/02 at 102          BBB       4,139,400
                 Control Revenue Bonds (Hoechst Celanese Corporation), Series 1992,
                 6.875%, 4/01/17 (Alternative Minimum Tax)




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,190   Red River Authority (Texas), Pollution Control Revenue Bonds (Hoechst       4/02 at 102          BBB   $   4,334,513
                 Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)

                City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
        1,450    6.000%, 5/15/16 (Pre-refunded to 5/15/02)                                  5/02 at 100          AAA       1,485,424
           95    6.000%, 5/15/16 (Pre-refunded to 5/15/07)                                  5/07 at 100          AAA         106,960
          465    6.000%, 5/15/16                                                           No Opt. Call          AAA         528,510
        2,990    6.000%, 5/15/16                                                            5/02 at 100          AAA       3,048,066
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.1%

        5,070   Virginia Housing Development Authority, Commonwealth Mortgage               1/02 at 102          AA+       5,192,897
                  Bonds, 1992 Series A, 7.100%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.0%

        2,500   Public Utility District No. 1 of Snohomish County, Washington, Electric     1/03 at 100        A+***       2,641,425
                 System Refunding Revenue Bonds, Series 1991 A, 7.000%, 1/01/16
                 (Pre-refunded to 1/01/03)

        5,700   Public Utility District No. 1 of Snohomish County, Washington, Generation   1/02 at 102          Aaa       6,726,513
                 System Revenue Bonds, Series 1989, 6.750%, 1/01/12

        2,750   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992     2/02 at 102       AA-***       2,852,383
                 (Sacred Heart Medical Center, Spokane), 6.875%, 2/15/12
                 (Pre-refunded to 2/15/02)

        9,750   Washington State Health Care Facilities Authority, Revenue Bonds,          10/11 at 100          AAA       9,803,040
                 Series 2001A, Providence Health System, 5.125%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

        1,885   Marshall County, West Virginia, Special Obligation Refunding Bonds,        No Opt. Call          AAA       2,171,120
                 Series 1992, 6.500%, 5/15/10

        1,000   West Virginia Housing Development Fund, Housing Finance Bonds,              5/02 at 103          AAA       1,037,360
                  1992 Series A, 7.000%, 5/01/24
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

        5,000   Wisconsin Housing and Economic Development Authority, Multifamily           4/02 at 102           AA       5,154,950
                 Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 1.3%

        3,000   Wyoming Community Development Authority, Single Family Mortgage            11/01 at 103           AA       3,094,950
                 Revenue Bonds (Federally Insured or Guaranteed Mortgage Loans),
                 Series 1988-G, 7.200%, 6/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     228,845   Total Investments (cost $225,595,168) - 98.4%                                                            242,155,117
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                       3,844,123
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 245,999,240
                ====================================================================================================================

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R     Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
                Portfolio of
                   INVESTMENTS September 30, 2001 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.4%

$       3,250   State Public Works Board of the State of California, Lease Revenue          3/04 at 102          Aaa   $   3,652,740
                 Bonds (California Community Colleges), 1994 Series B (Various
                 Community College Projects), 7.000%, 3/01/14 (Pre-refunded to
                 3/01/04)

        2,000   State Public Works Board of the State of California, Lease Revenue         No Opt. Call          Aa2       2,229,400
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects), 5.500%, 6/01/14

        5,000   State Public Works Board of the State of California, Lease Revenue         11/04 at 102          Aaa       5,738,600
                 Bonds (Department of Corrections), 1994 Series A (California State
                 Prison - Monterey County (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

          500   State Public Works Board of the State of California, Lease Revenue         12/08 at 101           A1         523,400
                 Refunding Bonds (California Community Colleges) (Various Community
                 College Projects), 1998 Series A, 5.250%, 12/01/16

          500   City of Contra Costa Water District (California), Water Revenue Bonds,     10/07 at 100          AA-         510,260
                 Refunding Series 1997H, 5.000%, 10/01/17

          500   County of Contra Costa, California, Certificates of Participation          11/07 at 102          AAA         526,085
                 (Merrithew Memorial Hospital Replacement Project), Refunding
                 Series of 1997, 5.375%, 11/01/17

        1,000   City of Fresno, California, Health Facility Revenue Bonds, Series 1993B    12/03 at 102          AAA       1,046,140
                 (Holy Cross Health System Corporation), 5.625%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.5%

        2,165   Colorado Housing Finance Authority, Single Family Program Senior Bonds,     5/02 at 102          AA+       2,244,001
                 Series 1992A-3, 7.000%, 11/01/24 (Alternative Minimum Tax)

        5,000   City and County of Denver, Colorado, Airport System Revenue Refunding      11/11 at 100          AAA       5,247,300
                 Bonds, Series 2001B, 5.625%, 11/15/17 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        2,335    7.250%, 11/15/12 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       2,506,085
        9,130    7.250%, 11/15/12 (Alternative Minimum Tax)                                11/02 at 102            A       9,635,437
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.1%

        4,600   District of Columbia, Hospital Revenue Refunding Bonds, Washington          8/02 at 102        A3***       4,883,498
                 Hospital Center Medlantic Issue, Series 1992A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

          500   District of Columbia, Hospital Revenue and Refunding Bonds (Medlantic       8/06 at 102          AAA         550,695
                 Healthcare Group, Inc. Issue), Series 1996A, 5.750%, 8/15/16

        7,500   District of Columbia (Washington, D.C.), General Obligation Bonds,          6/02 at 102          AAA       7,857,900
                 Series 1992B, 6.300%, 6/01/12 (Pre-refunded to 6/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.3%

        8,180   Hillsborough County (Florida), Environmentally Sensitive Land Acquisition   7/02 at 102        A1***       8,604,624
                 and Protection Program Bonds, Series 1992, 6.375%, 7/01/11
                 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

        1,100   State of Hawaii, Certificates of Participation (Kapolei State              11/08 at 101          AAA       1,104,334
                  Office Building), 1998 Series A, 5.000%, 5/01/17
 -----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.8%

        8,420   Chicago Metropolitan Housing Development Corporation (Illinois), Housing    7/02 at 102           AA       8,689,524
                 Development Revenue Refunding Bonds (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), Series 1992A, 6.800%, 7/01/17

        2,400   City of Chicago, Illinois, O'Hare International Airport Special Facility   No Opt. Call           B2       2,003,304
                 Revenue Refunding Bonds (United Air Lines Inc. Project), Series 2001C,
                 6.300%, 5/01/16


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       8,070   The County of Cook, Illinois, General Obligation Bonds, Series 1992A,      11/02 at 102          AAA   $   8,613,595
                 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

        2,500   Illinois Educational Facilities Authority, Revenue Bonds                   12/03 at 102          BBB       2,538,750
                 (Columbia College),Series 1993, 6.125%, 12/01/18

                Illinois Educational Facilities Authority, Revenue Refunding Bonds (Columbia
                College), Series 1992:
        2,610    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                               12/04 at 100       N/R***       2,931,239
        1,140    6.875%, 12/01/17                                                          12/04 at 100          BBB       1,192,406

        1,900   Illinois Housing Development Authority, Homeowner Mortgage Revenue          2/10 at 100           AA       2,000,795
                 Bonds, Series 2000-D3,  5.700%, 8/01/17

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
        2,205    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                                  6/03 at 102          Aaa       2,400,694
           45    6.500%, 6/15/22                                                            6/03 at 102          Aa3          47,089

        5,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake, McHenry        6/03 at 102          AAA       5,378,950
                 and Will Counties in Illinois), General Obligation Bonds, Series 1993A,
                 5.800%, 6/01/13 (Pre-refunded to 6/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.7%

        2,005   Howard County Jail and Juvenile Detention Center Corporation (Indiana),     1/02 at 102        A1***       2,068,879
                 First Mortgage Revenue Bonds,  Series 1992, 6.850%, 1/01/12
                 (Pre-refunded to 1/01/02)

       10,000   Indiana Educational Facilities Authority, Educational Facilities Refunding  1/02 at 102          AAA      10,292,300
                 Revenue Bonds (Butler University Project), Series 1992A, 6.600%, 1/01/18

        2,400   Westfield-Washington South School Building Corporation (Indiana), First     7/02 at 102         A***       2,530,656
                 Mortgage Revenue Bonds, Series 1992, 6.500%, 7/15/13
                 (Pre-refunded to 7/15/02)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.9%

        2,380   Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured      7/02 at 102          AAA       2,444,070
                 or Guaranteed Mortgage Loans), Series 1992A, 6.600%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.7%

                Louisiana Public Facilities Authority, Revenue Bonds, 1992 Series (Tulane
                University of Louisiana):
        2,590    6.625%, 11/15/21 (Pre-refunded to 11/15/02)                               11/02 at 102        A+***       2,763,660
        8,835    6.625%, 11/15/21 (Pre-refunded to 11/15/02)                               11/02 at 102        A+***       9,427,387
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.2%

        3,000   Massachusetts Health and Educational Facilities, Revenue Bonds (Jordan     10/02 at 102        A2***       3,195,750
                 Memorial Hospital Issue), Series 1992C, 6.875%, 10/01/22
                 (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

                City of Royal Oak Hospital Finance Authority (Michigan), Revenue Bonds
                (Beaumont Properties, Inc.), Series 1992E:
          435    6.625%, 1/01/19 (Pre-refunded to 1/01/02)                                  1/02 at 102          AAA         448,655
        3,565    6.625%, 1/01/19                                                            1/02 at 102           AA       3,663,251
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

        2,065   City of Billings, Montana, Tax Increment Urban Renewal Bonds, Refunding     3/02 at 101         Baa3       2,108,819
                 Series 1992, 7.100%, 3/01/08
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.2%

          500   Las Vegas Convention and Visitors Authority, Clark County, Nevada, General  7/06 at 101          AAA         517,005
                 Obligation Bonds (Limited Tax), Series 1996, 5.500%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.0%

        3,850   Metropolitan Transportation Authority, New York, Transit Facilities         7/02 at 100          AA-       3,952,487
                 Service Contract Bonds, Series N, 6.000%, 7/01/11

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
        7,965    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2          Aaa       8,220,915
           35    7.100%, 2/01/11                                                        2/02 at 101 1/2            A          36,119
        2,960    7.100%, 2/01/12 (Pre-refunded to 2/01/02)                                   at 101 1/2         A***       3,055,105
          190    7.100%, 2/01/12                                                        2/02 at 101 1/2            A         196,072

                 Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                        Portfolio of INVESTMENTS September 30, 2001 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       2,700   Dormitory Authority of the State of New York, Mount Sinai Health Obligated  7/10 at 101          BBB   $   2,984,472
                 Group Revenue Bonds (New York University), Series 2000A,
                 6.500%, 7/01/17

        4,000   New York State Medical Care Facilities Finance Agency, Hospital FHA         2/05 at 102          AAA       4,581,000
                 Insured Mortgage Revenue Bonds, Series 1994A, 6.750%, 8/15/14
                 (Pre-refunded to 2/15/05)

        5,000   Triborough Bridge and Tunnel Authority, New York, Convention Center        No Opt. Call          AA-       5,835,900
                 Bonds, Series E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4%

        2,800   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),
                 Series 1995, 6.250%, 8/15/14 (Pre-refunded to 8/15/05)                     8/05 at 102          AAA       3,182,452

        3,000   County of Erie, Ohio Hospital Improvement and Refunding Revenue Bonds,      1/02 at 102            A       3,072,510
                 Series 1992 (Firelands Community Hospital Project), 6.750%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

        6,000   Oklahoma City Water Utilities Trust (Oklahoma), Water and Sewer Revenue     7/02 at 100          AAA       6,178,320
                 Bonds, 6.400%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.3%

        1,000   Dauphin County General Authority (Pennsylvania), Health System Revenue      2/09 at 101          AAA       1,012,570
                 Bonds, Series of 1999 (Pinnacle Health System Project), 5.125%, 8/15/17

        6,295   Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue   6/02 at 100          Aaa       6,504,875
                 Bonds (City of Philadelphia Funding Program), Series of 1992, 6.800%,
                 6/15/22 (Pre-refunded to 6/15/02)

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania, Airport    7/11 at 101          AAA       1,039,860
                 Revenue Bonds, Series 2001A  (Philadelphia Airport System Project),
                 5.500%, 7/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.2%

        5,500   Rhode Island Depositors Economic Corporation, Special Obligation Bonds,     8/02 at 102          AAA       5,828,680
                 1992 Series A, 6.900%, 8/01/13 (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

        7,000   Richland County (South Carolina), Solid Waste Disposal Facilities Revenue   5/02 at 102          BBB       7,246,890
                 Bonds (Union Camp Corporation Project), Series 1992-A, 6.750%, 5/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 3.6%

        4,500   Memphis-Shelby County Airport Authority (Tennessee), Special Facilities     3/02 at 103          BBB       4,640,445
                 Revenue Bonds, Series 1984 (Federal Express Corporation), 7.875%, 9/01/09

        4,695   Tennessee Housing Development Agency, Homeownership Program Bonds,          7/02 at 102           AA       4,840,310
                 Issue WR, 6.800%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.8%

        3,275   Bexar County Health Facilities Development Corporation (Texas), Hospital    8/04 at 102          AAA       3,707,857
                 Revenue Bonds (Baptist Memorial Hospital System Project), Series 1994,
                 6.900%, 2/15/14 (Pre-refunded to 8/15/04)

        4,675   Cleveland Housing Corporation (Texas), Mortgage Revenue Refunding Bonds,    1/02 at 101          AAA       4,774,671
                 Series 1992-C (FHA-Insured - Section 8 Project), 7.375%, 7/01/24

        2,500   Harris County Health Facilities Development Corporation, Texas             10/05 at 102          AAA       2,629,875
                 (Children's Hospital Project), Series 1995, 5.500%, 10/01/16

        7,600   Port of Corpus Christi Authority of Nueces County (Texas),                  4/02 at 102          BBB       7,864,860
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

        1,460   Red River Authority (Texas), Pollution Control Revenue Bonds (Hoechst       4/02 at 102          BBB       1,510,355
                 Celanese Corporation), Series 1992, 6.875%, 4/01/17 (Alternative Minimum
                 Tax)
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7%

        1,655   Municipal Building Authority of Ogden City School District, Weber County,   1/02 at 101        A3***       1,728,002
                 Utah, Lease Revenue Bonds (Central Middle School Project), Series 1992,
                 6.700%, 1/01/12 (Pre-refunded to 1/01/02)

          165   Utah Housing Finance Agency, Single Family Mortgage Purchase Refunding      7/02 at 102          Aaa         169,508
                 Senior Bonds, Series 1992, 6.800%, 1/01/12



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.6%

$       3,000   Vermont Housing Finance Agency, Multifamily Housing Bonds, 1999 Series C,   2/09 at 100          AAA   $   3,111,570
                 5.800%, 8/15/16

        3,600   Vermont Industrial Development Authority, Industrial Development Refunding  9/02 at 102            A       3,717,252
                 Revenue Bonds (Stanley Works Project), Series 1992, 6.750%, 9/01/10
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8%

        2,000   Industrial Development Authority of Covington-Alleghany County, Virginia,   4/02 at 102       N/R***       2,083,880
                 Hospital Facilities Revenue Bonds (Alleghany Regional Hospital), Series
                 1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.6%

        6,715   Washington State Health Care Facilities Authority, Revenue Bonds, Series   10/11 at 100          AAA       6,751,530
                 2001A, Providence Health System, 5.125%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.7%

        1,750   West Virginia School Building Authority, Capital Improvement Revenue Bonds, 7/02 at 102        A+***       1,843,432
                 Series 1992-A, 6.625%, 7/01/22 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.0%

       10,000   Wisconsin Housing and Economic Development Authority, Multifamily           4/02 at 102           AA      10,333,300
                 Housing Revenue Bonds, 1992 Series D, 7.200%, 11/01/13 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     242,210   Total Investments (cost $240,084,456) - 97.5%                                                            254,752,351
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                       6,647,167
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 261,399,518
                ====================================================================================================================


            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
                Securities are normally considered to be equivalent to AAA rated securities.

          N/R   Investment is not rated.

                                 See accompanying notes to financial statements.


                Nuveen Select Tax-Free Income Portfolio 3 (NXR)
                Portfolio of
                   INVESTMENTS September 30, 2001 (Unaudited)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.9%

$       3,000   State Public Works Board of the State of California, Lease Revenue Bonds   11/04 at 102          Aaa   $   3,443,160
                 (Department of Corrections), 1994 Series A (California State Prison -
                 Monterey County (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

          500   City of Fresno, California, Health Facility Revenue Refunding Bonds,       12/03 at 102          AAA         520,205
                 Series 1993A (Holy Cross Health System Corporation), 5.625%, 12/01/18

        1,335   City of Torrance, California, Hospital Revenue Bonds (Little                7/02 at 102         A***       1,408,692
                 Company of Mary  Hospital Project), Series 1992, 6.875%, 7/01/15
                 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.9%

        2,500   City of Colorado Springs, Colorado, Utilities System Refunding Revenue     11/02 at 100           AA       2,578,875
                 Bonds, Series 1992A, 6.125%, 11/15/20

        1,500   City and County of Denver, Colorado, Airport System Revenue Bonds,         No Opt. Call            A       1,857,390
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
          815    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         874,715
        3,185    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       3,381,546

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
          470    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         501,946
        3,530    6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102            A       3,728,457
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

          250   State of Connecticut Health and Educational Facilities Authority, Revenue   7/02 at 102          AAA         262,038
                 Bonds (Bridgeport Hospital Issue), Series A, 6.625%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.5%

        2,000   District of Columbia, Hospital Revenue Refunding Bonds (Washington          8/02 at 102        A3***       2,123,260
                 Hospital Center Medlantic Issue), Series 1992A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

                District of Columbia (Washington D.C.), General Obligation Bonds,
                Series 1993E:
          445    6.000%, 6/01/13 (Pre-refunded to 6/01/03)                                  6/03 at 102          AAA         479,950
        1,305    6.000%, 6/01/13                                                            6/03 at 102          AAA       1,401,714
        2,495    6.000%, 6/01/13                                                            6/03 at 102          AAA       2,662,240
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        3,125   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),       5/02 at 102       N/R***       3,283,281
                 Series 1992, 7.550%, 5/01/12 (Pre-refunded to 5/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

                Fulco Hospital Authority, Georgia, Refunding Revenue
                Anticipation Certificates C(Georgia Baptist Health Care System
                Project), Series 1992B:
        2,250    6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                  9/02 at 102      Baa1***       2,375,640
        2,000    6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                  9/02 at 102      Baa1***       2,113,960
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.2%

        3,000   Village of Bryant, Illinois, Pollution Control Revenue Refunding            2/02 at 102           A2       3,071,670
                 Bonds (Central Illinois Light Company Project), Series 1992,
                 6.500%, 2/01/18

        2,475   Chicago Metropolitan Housing Development Corporation (Illinois), Housing    7/02 at 102           AA       2,551,007
                 Development Revenue Refunding Bonds (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), Series 1992A,
                 6.850%, 7/01/22

        2,550   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992 (FHA-Insured 6/02 at 102          AAA       2,620,176
                 Mortgage Loan - Lakeview Towers Project), 6.600%, 12/01/20



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$         700   City of Chicago, Illinois, O'Hare International Airport Special            No Opt. Call           B2   $     584,297
                 Facility Revenue Refunding Bonds (United Air Lines, Inc. Project),
                 Series 2001C, 6.300%, 5/01/16

        1,700   City of Chicago, Illinois, O'Hare International Airport General             1/03 at 102          AAA       1,726,095
                 Airport Second Lien Revenue Refunding Bonds, Series 1993A,
                 5.600%, 1/01/18 (Alternative Minimum Tax)

        1,930   Illinois Development Finance Authority, Revenue Bonds (Midwestern           5/11 at 101         BBB+       1,974,544
                 University), Series 2001B, 5.750%, 5/15/16

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Series 1992C          No Opt. Call       N/R***       1,710,735
                 (Evangelical Hospitals Corporation),  6.250%, 4/15/22

        4,000   Illinois Health Facilities Authority, Revenue Bonds,                        9/06 at 100          AAA       4,605,760
                 Series 1992B (Franciscan Sisters Health Care Corporation Project),
                 6.625%, 9/01/13 (Pre-refunded to 9/01/06)

        1,000   Illinois Health Facilities Authority, Revenue Bonds,                       10/02 at 102      Baa2***       1,061,660
                 Series 1992 (Mercy Center for Health Care Services),
                 6.650%, 10/01/22 (Pre-refunded to 10/01/02)

          620   Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds,   2/10 at 100           AA         652,891
                 Series 2000-D3, 5.700%, 8/01/17

        7,750   The Illinois State Toll Highway Authority, Toll Highway Priority            1/03 at 102          AAA       8,286,223
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15 (Pre-refunded to 1/01/03)

        1,360   Board of Regents of Sangamon State University (Illinois),                  10/02 at 102          AAA       1,443,422
                 Auxiliary Facilities System Revenue Bonds, Series 1992,
                 6.375%, 10/01/17 (Pre-refunded to 10/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 7.3%

        1,205   Allen County, Indiana, Refunding Certificates of Participation,             5/02 at 101          Aa3       1,242,897
                 Series 1991, 6.500%, 11/01/17

        3,500   Indiana Health Facilities Financing Authority, Hospital Revenue Bonds,      9/11 at 100           A+       3,430,945
                 Series 2001 (The Methodist Hospital, Inc.), 5.375%, 9/15/22

        4,000   Indiana State Office Building Commission, Correctional Facilities Program  12/01 at 102       Aa2***       4,109,120
                 Revenue Bonds, Series 1991, 6.375%, 7/01/16 (Pre-refunded to 12/01/01)

        2,000   School Building Corporation of Warren Township (Marion County, Indiana),    7/02 at 102        A+***       2,100,360
                 First Mortgage Bonds, Series 1992A, 6.000%, 7/15/12 (Pre-refunded to
                 7/15/02)

        2,725   Warrick County, Indiana, Adjustable Rate Environmental Improvement Revenue  5/03 at 102          Aa2       2,798,575
                 Bonds, 1993 Series B (Southern Indiana Gas and Electric Company Project),
                 6.000%, 5/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.5%

                Trimble County, Kentucky, Pollution Control Revenue Bonds
                (Louisville Gas 1and Electric Company Project), 990 Series B:
          500    6.550%, 11/01/20 (Alternative Minimum Tax) (Pre-refunded to 9/16/02)       9/02 at 102          Aaa         530,550
        4,080    6.550%, 11/01/20 (Alternative Minimum Tax)                                 9/02 at 102           A1       4,188,773
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

        4,000   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992 (Baton    2/03 at 101           AA       4,206,440
                 Rouge Water Works Company Project), 6.400%, 2/01/10 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.0%

        1,270   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,  11/02 at 102          Aaa       1,354,290
                 MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18 (Pre-refunded to
                 11/15/02)

          500   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,   7/11 at 101          AA-         537,935
                 Partners HealthCare System Issue, Series C, 6.000%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.8%

        4,000   Michigan State Housing Development Authority, Single Family Mortgage        6/06 at 102          AA+       4,218,640
                 Revenue Bonds, 1996 Series C, 5.950%, 12/01/17

        8,240   Michigan State Housing Development Authority, Limited Obligation Revenue    9/02 at 103          AAA       8,580,065
                 Bonds (Greenwood Villa Project), Series 1992, 6.625%, 9/15/17


                            Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                                    Portfolio of INVESTMENTS September 30, 2001 (Unaudited)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.6%

                Clark County, Nevada, Las Vegas-McCarran International Airport,
                Passenger Facility Charge Revenue Bonds, Series 1992B:
$       1,955    6.500%, 7/01/12 (Alternative Minimum Tax)                                  7/02 at 102            A   $   2,014,100
          980    6.250%, 7/01/22 (Alternative Minimum Tax) (Pre-refunded to 7/01/02)        7/02 at 102          Aaa       1,028,196
           20    6.250%, 7/01/22 (Alternative Minimum Tax)                                  7/02 at 102            A          20,400
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.2%

        2,200   New Hampshire Housing Finance Authority, Single Family Mortgage             5/11 at 100          Aa2       2,246,134
                 Acquisition Bonds, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.0%

        2,335   Long Island Power Authority, New York, Electric System General Revenue      9/11 at 100           A-       2,368,974
                 Bonds, Series 2001A, 5.375%, 9/01/21 (Alternative Minimum Tax)

        1,750   City of New York, New York, General Obligation Bonds, Fiscal 1992       8/02 at 101 1/2          Aaa       1,848,945
                 Series C, 7.000%, 8/01/17 (Pre-refunded to 8/01/02)

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series D:
        1,480    7.500%, 2/01/18 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2          Aaa       1,529,388
           20    7.500%, 2/01/18                                                        2/02 at 101 1/2            A          20,627

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
        1,990    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2          Aaa       2,053,939
           10    7.100%, 2/01/11                                                        2/02 at 101 1/2            A          10,320

                City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series B:
          205    7.000%, 2/01/18 (Pre-refunded to 2/01/02)                              2/02 at 101 1/2          Aaa         211,523
          855    7.000%, 2/01/18                                                        2/02 at 101 1/2            A         880,368

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 1993 Series B:
        4,000    6.000%, 6/15/17                                                        6/02 at 101 1/2           AA       4,138,960
        2,785    6.375%, 6/15/22 (Pre-refunded to 6/15/02)                                  6/02 at 101          AAA       2,898,990

        2,130   Dormitory Authority of the State of New York, City University System       No Opt. Call           A3       2,524,327
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

        2,000   New York State Medical Care Facilities Finance Agency, Hospital             8/02 at 102          AAA       2,205,660
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series C,
                 6.250%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.8%

        2,500   Cambria County Hospital Development Authority (Pennsylvania), Hospital      7/02 at 102          AAA       2,628,800
                 Revenue Refunding and Improvement Bonds, Series B of 1992 (Conemaugh
                 Valley Memorial Hospital Project), 6.375%, 7/01/18 (Pre-refunded to 7/01/02)

        2,435   Dauphin County Industrial Development Authority (Pennsylvania), Water      No Opt. Call           A-       2,863,097
                 Development Refunding Revenue Bonds, Series 1992B (Dauphin Consolidates
                 Water Supply Company), 6.700%, 6/01/17

        4,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds, Issue  7/02 at 102          AAA       4,117,440
                 of 1992 (FNMA Insured Mortgage Loans), 6.500%, 7/01/23

        2,000   Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Drexel 5/03 at 102           A-       2,084,540
                 University), Series 1993, 6.375%, 5/01/17

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania, Airport    7/11 at 101          AAA       1,039,860
                 Revenue Bonds, Series 2001A (Philadelphia Airport System Project), 5.500%,
                 7/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.1%

        4,000   South Carolina Public Service Authority, Revenue Bonds, 1992 Refunding      7/02 at 102          Aa2       4,188,720
                 Series A, 6.375%, 7/01/11

                City of Spartanburg, South Carolina, Water System Improvement Refunding
                Revenue Bonds, Series 1992:
        1,290    6.250%, 6/01/17 (Pre-refunded to 6/01/02)                                  6/02 at 101          AAA       1,338,685
          310    6.250%, 6/01/17                                                            6/02 at 101          AA-         315,627
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.2%

        4,000   South Dakota Health and Educational Facilities Authority, Revenue Bonds,    9/02 at 102          AAA       4,225,440
                 Series 1992 (Rapid City Regional Hospital Issue), 6.150%, 9/01/18
                 (Pre-refunded to 9/01/02)



    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TENNESSEE - 2.4%

$       4,420   Memphis-Shelby County Airport Authority (Tennessee), Special Facilities     9/02 at 102          BBB   $   4,532,401
                 Revenue Refunding Bonds, Series 1992 (Federal Express Corporation),
                 6.750%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.3%

        3,755   Grand Prairie Industrial Development Authority, Texas,                     12/02 at 102            A       3,938,131
                 Industrial Development Revenue Refunding Bonds, Series 1992
                 (Baxter International, Inc. Project), 6.550%, 12/01/12

        2,500   Harris County Health Facilities Development Corporation, Texas, Hospital   10/04 at 101          AAA       2,784,125
                 Revenue Bonds (Hermann Hospital), Series 1994, 6.375%, 10/01/17
                 (Pre-refunded to 10/01/04)

        5,000   North Central Texas Health Facilities Development Corporation, Hospital     5/06 at 102          AA-       5,079,350
                 Revenue Refunding Bonds (Baylor Health Care System Project),
                 Series 1995, 5.250%, 5/15/16
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.2%

        4,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,        1/02 at 102          AA+       4,094,440
                 1992 Series A, 7.100%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.4%

                Port of Seattle, Washington, Revenue Bonds, Series 1992B:
          290    6.000%, 11/01/17 (Alternative Minimum Tax) (Pre-refunded to 11/01/02)     11/02 at 100       Aa2***         301,319
        3,710    6.000%, 11/01/17 (Alternative Minimum Tax)                                11/02 at 100          Aa2       3,802,194

        4,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding      7/02 at 102          AAA       4,211,400
                 Revenue Bonds, Series 1992A, 6.500%, 7/01/15 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 4.3%

        2,500   Berkeley County Building Commission (West Virginia), Hospital              11/02 at 102         BBB+       2,561,475
                 Revenue Bonds (City Hospital Project), Series 1992, 6.500%, 11/01/09

        3,000   Mason County, West Virginia, Pollution Control Revenue Bonds (Appalachian  10/02 at 102         BBB+       3,092,610
                 Power Company Project), Series 1992J, 6.600%, 10/01/22

                West Virginia School Building Authority, Capital Improvement Revenue Bonds,
                Series 1992-A:
        1,855    6.500%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102        A+***       1,952,313
          395    6.500%, 7/01/12                                                            7/02 at 102           A+         413,341
------------------------------------------------------------------------------------------------------------------------------------
$     176,985   Total Investments (cost $175,984,893) - 99.0%                                                            186,150,298
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       1,972,684
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 188,122,982
                ====================================================================================================================


            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest.
                Securities are normally considered to be equivalent to AAA rated securities.

          N/R   Investment is not rated.

                                 See accompanying notes to financial statements.

                   Nuveen California Select Tax-Free Income Portfolio (NXC)
                   (Formerly the Nuveen Insured California Select Tax-Free Income Portfolio)
                   Portfolio of
                            INVESTMENTS September 30, 2001 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.5%

$       1,410   California Educational Facilities Authority, Refunding Revenue Bonds,      10/01 at 100          AAA   $   1,413,694
                 Series 1992 (Loyola Marymount University), 6.000%, 10/01/14
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.7%

        2,500   California Health Facilities Financing Authority, Insured Hospital Revenue 10/02 at 102          AAA       2,650,475
                 Bonds (Scripps Memorial Hospitals), Series 1992A, 6.400%, 10/01/12

        1,000   California Health Facilities Financing Authority, Insured Hospital Revenue  3/02 at 101          AAA       1,023,430
                 Bonds (Adventist Health System/West), 1991 Series B, 6.500%, 3/01/11

        4,000   California Health Facilities Financing Authority, Insured Hospital Revenue  8/02 at 102          AAA       4,205,760
                 Bonds (San Diego Hospital Association), Series 1992B, 6.125%, 8/01/11

        1,880   California Statewide Communities Development Authority, Revenue Bond        6/07 at 101          AAA       1,979,508
                 (Los Angeles Orthopaedic Hospital Foundation and Orthopaedic Hospital),
                 Series 2000, 5.500%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.2%

                Golden West Schools Financing Authority (California), 1999
                Revenue Bonds (School District General Obligation Refunding
                Program), Series A:
        4,650    0.000%, 8/01/16                                                           No Opt. Call          AAA       2,284,964
        1,750    0.000%, 2/01/17                                                           No Opt. Call          AAA         827,120
        2,375    8/01/17                                                                   No Opt. Call          AAA       1,095,445
        2,345    0.000%, 2/01/18                                                           No Opt. Call          AAA       1,038,812

                Mountain View-Los Altos Union High School District (County of
                Santa Clara, California), 1995 General Obligation Capital
                Appreciation Bonds, Series C:
        1,015    0.000%, 5/01/17                                                           No Opt. Call          AAA         473,904
        1,080    0.000%, 5/01/18                                                           No Opt. Call          AAA         472,511

        4,000   City of Oakland, Alameda County, California, General Obligation Bonds,      6/02 at 102          AAA       4,167,280
                 Series 1992, 6.000%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.2%

        3,500   State Public Works Board of the State of California, Lease Revenue Bonds,  No Opt. Call          AAA       4,269,370
                 Department of Corrections (Calipatria State Prison in Imperial County), 1991
                 Series A, 6.500%, 9/01/17

        1,665   County of Los Angeles, California, Certificates of Participation (Edmund D. 4/02 at 102          AAA       1,728,686
                 Edelman Children's Court and Petersen Museum Projects), 6.000%, 4/01/12

        1,200   Los Angeles County Metropolitan Transportation Authority, California,       7/03 at 102          AAA       1,244,364
                 Proposition A, Sales Tax Revenue Refunding Bonds, Series 1993-A, 5.625%,
                 7/01/18

        4,000   San Bernardino County, California, Certificates of Participation           11/02 at 102          AAA       4,211,800
                 (1992 West Valley Detention Center Refinancing Project), 6.000%, 11/01/18

        2,445   Walnut Public Financing Authority (Los Angeles County, California),         9/02 at 102          AAA       2,576,199
                 1992 Tax Allocation Revenue Bonds (Walnut Improvement Project),
                 6.500%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 17.3%

        5,000   Harbor Department of the City of Los Angeles, California, Revenue           8/11 at 100          AAA       5,241,650
                 Refunding Bonds, Series 2001B, 5.500%, 8/01/17

        3,675   Palm Springs Financing Authority, California, Palm Springs                  1/02 at 102          AAA       3,777,459
                 Regional Airport Revenue Bonds, Series 1992, 6.000%, 1/01/12
                 (Alternative Minimum Tax)

        3,750   Port of Oakland, California, Revenue Bonds, Series 1992-E,                 11/02 at 102          AAA       3,971,438
                 6.500%, 11/01/16

        2,095   Airports Commission of the City and County of San Francisco, California,    5/02 at 102          AAA       2,182,445
                 San Francisco International (Alternative Minimum Tax) Airport
                 Second Series Revenue Bonds, Issue 1 Refunding, 6.300%, 5/01/11

          820   Airports Commission of the City and County of San Francisco, California,    5/03 at 102          AAA         871,652
                 San Francisco International Airport Second Series Revenue Bonds, Issue 4
                 Refunding, 6.200%, 5/01/20 (Alternative Minimum Tax)




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 30.9%

$       4,000   The Community Redevelopment Agency of the City of Los Angeles, California,  7/02 at 102          AAA   $   4,201,000
                 Tax Allocation Bonds (Hollywood Redevelopment Project), Series B, 6.100%,
                 7/01/22 (Pre-refunded to 7/01/02)

        4,000   The City of Los Angeles, California, Wastewater System Revenue Bonds,       6/02 at 102          AAA       4,191,800
                 Series 1992-B, 6.250%, 6/01/12 (Pre-refunded to 6/01/02)

          765   County of Los Angeles, California, Certificates of Participation (Edmund D. 4/02 at 102          AAA         795,485
                 Edelman Children's Court and Petersen Museum Projects), 6.000%, 4/01/12
                 (Pre-refunded to 4/01/02)

        1,500   Modesto Irrigation District Financing Authority, California, Domestic Water 9/02 at 102          AAA       1,585,065
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19 (Pre-refunded to
                 9/01/02)

        3,310   Rio Linda Union School District (California), General Obligation Bonds,     8/02 at 102          AAA       3,494,830
                 Series 1992-A, 6.375%, 8/01/17 (Pre-refunded to 8/01/02)

          475   Rio Linda Union School District (California), General Obligation Bonds,     8/02 at 102          AAA         501,030
                 Series 1992A, 6.250%, 8/01/15 (Pre-refunded to 8/01/02)

        3,500   Sacramento Municipal Utility District (California), Electric Revenue Bonds, 8/02 at 102          AAA       3,700,620
                 1992 Series B, 6.375%, 8/15/22 (Pre-refunded to 8/15/02)

        4,000   County of San Diego (California), Certificates of Participation (1994 Inmat 8/04 at 102          AAA       4,537,320
                  Reception Center and Cooling Plant Financing), 6.750%, 8/01/14
                 (Pre-refunded to 8/01/04)

        1,405   Airports Commission of the City and County of San Francisco,                5/02 at 102          AAA       1,467,972
                 California, San Francisco International Airport Second Series
                 Revenue Bonds, Issue 1 Refunding, 6.300%, 5/01/11 (Pre-refunded to 5/01/02)

        1,330   Airports Commission of the City and County of San Francisco,                5/03 at 102          AAA       1,436,334
                 California, San Francisco International Airport Second Series
                 Revenue Bonds, Issue 4 Refunding, 6.200%, 5/01/20
                 (Alternative Minimum Tax)  (Pre-refunded to 5/01/03)

        1,000   Tulare County, California, Certificates of Participation                   11/02 at 102          AAA       1,063,260
                 (1992 Financing Project), Series A, 6.125%, 11/15/12
                 (Pre-refunded to 11/15/02)

        1,555   Walnut Public Financing Authority (Los Angeles County, California),         9/02 at 102          AAA       1,648,502
                 1992 Tax Allocation Revenue Bonds (Walnut Improvement Project),
                 6.500%, 9/01/22 Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.7%

        3,450   M-S-R Public Power Agency (California), San Juan Project Revenue Bonds,     1/02 at 100          AAA       3,477,014
                 Series 1991E, 6.000%, 7/01/22

        3,000   Northern California Power Agency, Hydroelectric Project Number One,         7/02 at 102          AAA       3,141,870
                 Revenue Bonds, 1992 Refunding Series A, 6.250%, 7/01/12

        1,225   Turlock Irrigation District (California), Revenue Refunding Bonds,         No Opt. Call          AAA       1,455,531
                 Series 1992A, 6.250%, 1/01/12
------------------------------------------------------------------------------------------------------------------------------------
$      90,670   Total Investments (cost $83,287,695) - 95.5%                                                              88,405,599
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.5%                                                                       4,164,253
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  92,569,852
                ====================================================================================================================


            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.


                   Nuveen New York Select Tax-Free Income Portfolio (NXN)
                   (Formerly the Nuveen Insured New York Select Tax-Free Income Portfolio)
                   Portfolio of
                           INVESTMENTS September 30, 2001 (Unaudited)


    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.9%

$       1,000   New York City Industrial Development Agency, New York, Civic Facility      11/04 at 102          AAA   $   1,118,850
                 Revenue Bonds (USTA National Tennis Center, Inc. Project), 6.375%,
                 11/15/14

          570   Dormitory Authority of the State of New York, City University System       No Opt. Call          AAA         685,904
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

        1,370   Dormitory Authority of the State of New York, Siena College                 7/02 at 102          AAA       1,438,253
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/11

        1,100   Dormitory Authority of the State of New York, Mount Sinai                   1/02 at 102          AAA       1,125,751
                 School of Medicine Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15

        2,500   Dormitory Authority of the State of New York, Marist College                7/02 at 102          AAA       2,617,600
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/12

        1,425   Dormitory Authority of the State of New York, Rochester Institute           7/07 at 101          AAA       1,446,190
                 of Technology Insured Revenue Bonds, Series 1997, 5.250%, 7/01/22
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.1%

        1,680   Dormitory Authority of the State of New York, Withrop University Hospital   7/11 at 101          AAA       1,740,682
                 Association Revenue Bonds (Winthrop South Nassau University Health System
                 Obligated Group), Series 2001A, 5.250%, 7/01/17

        1,195   Dormitory Authority of the State of New York, South Nassau Communities      7/11 at 101          AAA       1,238,163
                 Hospital Revenue Bonds (Winthrop South Nassau University Health System
                 Obligation Group), Series 2001B, 5.250%, 7/01/17

        2,500   New York State Medical Care Facilities Finance Agency, Hospital and Nursing 8/02 at 102          AAA       2,757,075
                 Home FHA-Insured Mortgage Revenue Bonds, 1992 Series C, 6.250%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.7%

        1,340   New Hartford Housing Development Corporation, New York, Mortgage            7/02 at 100          AAA       1,359,443
                 Revenue Refunding Bonds, Series 1992-A (Village Point Project -
                 FHA-Insured Mortgage Loan - Section 8 Assisted Project), 7.375%, 1/01/24

        1,245   New York State Housing Finance Agency, FHA-Insured Multifamily Housing      8/02 at 102          AAA       1,286,346
                 Mortgage Revenue Bonds, Series 1992C, 6.450%, 8/15/14
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.4%

        2,500   State of New York Mortgage Agency, Mortgage Revenue Bonds, Thirty First     4/11 at 100          Aaa       2,508,875
                 Series A, 5.300%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.5%

        2,000   Dormitory Authority of the State of New York, Norwegian Christian Home      8/11 at 101          AAA       1,990,280
                 and Health Center, FHA-Insured Mortgage Nursing Home Revenue Bonds,
                 Series 2001, 5.200%, 8/01/36 (WI, settling 10/18/01)
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 3.1%

                Town of Clarkstown, Rickland County, New York, Various Purposes:
                Serial Bonds of 1992
          505    5.600%, 6/15/10                                                           No Opt. Call          AAA         564,590
          525    5.600%, 6/15/11                                                           No Opt. Call          AAA         591,806
          525    5.600%, 6/15/12                                                           No Opt. Call          AAA         591,964

           10   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA          10,469
                 Fiscal 1992 Series C,6.250%, 8/01/11 Serial Bonds of 1992
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.2%

        1,000   Nassau County Interim Finance Authority, New York, Sales Tax Secured       11/06 at 101          AAA       1,004,640
                 Revenue Bonds, Series 2001-A2, 5.125%, 11/15/21

           20   New York State Medical Care Facilities Finance Agency, Mental Health        8/02 at 102          AAA          20,971
                 Services Facilities Improvement Revenue Bonds, 1992 Series D, 6.100%,
                 8/15/13

          140   New York State Medical Care Facilities Finance Agency, Mental Health        2/02 at 102          AAA         144,494
                 Services Facilities Improvement Revenue Bonds, 1992 Series B, 6.250%,
                 8/15/18

          200   New York State Thruway Authority, Highway and Bridge Trust Fund Bonds,      4/05 at 102          AAA         205,204
                 Series 1995B, 5.125%, 4/01/15

        1,000   West Islip Union Free School District, New York, General Obligation Bonds  10/10 at 100          Aaa       1,014,850
                 (Unlimited Tax), Series 2001, 5.000%, 10/01/17 (WI, settling 10/10/01)




    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

$       2,500   The Port Authority of New York and New Jersey, Consolidated Bonds,          1/05 at 101          AAA  $   2,646,600
                 Ninety-Seventh Series, 6.500%, 7/15/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 36.8%

        3,500   Metropolitan Transportation Authority, New York, Commuter Facilities        7/02 at 102          AAA      3,681,160
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

        2,250   Metropolitan Transportation Authority, New York, Transit Facilities Revenue 7/02 at 102          AAA      2,368,575
                 Bonds, Series J, 6.375%, 7/01/10 (Pre-refunded to 7/01/02)

          245   City of New York, New York, General Obligation Bonds,                   8/02 at 101 1/2          AAA        257,328
                 Fiscal 1992 Series C, 6.250%, 8/01/11 (Pre-refunded to 8/01/02)

        2,000   City of New York, New York, General Obligation Bonds,                       8/04 at 101          AAA      2,264,120
                 Fiscal 1995 Series B1, 6.950%, 8/15/12 (Pre-refunded to 8/15/04)

        1,000   New York City Municipal Water Finance Authority, New York, Water and    6/02 at 101 1/2          AAA      1,044,630
                 Sewer System Revenue Bonds, Fiscal 1992 Series C, 6.200%, 6/15/21
                 (Pre-refunded to 6/15/02)

        1,505   Dormitory Authority of the State of New York, Judicial                     No Opt. Call          AAA      1,869,406
                 Facilities Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

        1,965   New York State Medical Care Facilities Finance Agency,                      2/02 at 102          AAA      2,035,465
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

        2,500   New York State Medical Care Facilities Finance Agency, New York Hospital    2/05 at 102          AAA      2,863,125
                 FHA-Insured Mortgage Revenue Bonds, Series 1994A, 6.750%, 8/15/14
                 (Pre-refunded to 2/15/05)

          230   New York State Medical Care Facilities Finance Agency, Mental Health        8/02 at 102          AAA        242,719
                 Services Facilities Improvement Revenue Bonds, 1992 Series D, 6.100%,
                 8/15/13 (Pre-refunded to 8/15/02)

        1,500   New York State Thruway Authority, General Revenue Bonds, Series A, 5.500%,  1/02 at 100          AAA      1,513,335
                 1/01/23 (Pre-refunded to 1/01/02)

        2,000   New York State Thruway Authority, Local Highway and Bridge Service          4/02 at 102          AAA      2,060,320
                 Contract Bonds, Series 1992, 6.000%, 4/01/10 (Pre-refunded to 4/01/02)

          485   Suffolk County Water Authority, New York, Waterworks Revenue Bonds,        No Opt. Call          AAA        580,671
                 Series 1986-V, 6.750%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.5%

        1,945   Power Authority of the State of New York, General Purpose Bonds,            1/02 at 102          AAA      2,004,770
                 Series AA, 6.250%, 1/01/23
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.9%

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal 1993 Series A:
        3,500    5.750%, 6/15/18                                                        6/02 at 101 1/2          AAA      3,607,905
        1,400    5.750%, 6/15/18                                                        6/02 at 101 1/2          AAA      1,443,163
------------------------------------------------------------------------------------------------------------------------------------
$      52,875   Total Investments (cost $52,734,363) - 98.8%                                                             55,945,692
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.3%

$      3,000    New York City Transitional Finance Authority, New York, Future Tax Secured                      A-1+      3,000,000
                 Bonds, Adjustable Rate Demand Bonds, 1998 Series C, 2.650%, 5/01/28+
============    --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (4.1)%                                                                   (2,338,251)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $  56,607,441
                ====================================================================================================================

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

          (WI)  Security purchased on a when-issued basis.

             + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                 Statement of
                    NET ASSETS September 30, 2001 (Unaudited)


                                                         SELECT           SELECT            SELECT       CALIFORNIA         NEW YORK
                                                       TAX-FREE       TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE  SELECT TAX-FREE
                                                          (NXP)            (NXQ)              (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities,
   at market value                                 $242,155,117      $254,752,351      $186,150,298      $88,405,599     $55,945,692
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value                                              --                --                --               --       3,000,000
 Cash                                                    10,744                --             4,350          129,365         217,895
 Receivables:
   Interest                                           5,027,267         4,598,485         2,975,738        1,367,922         751,353
   Investments sold                                      85,000         3,861,101                --        3,118,600              --
 Other assets                                            50,947            53,817            42,268           25,163          19,478
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  247,329,075       263,265,754       189,172,654       93,046,649      59,934,418
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                              --           452,962                --               --              --
 Payable for investments purchased                           --                --                --               --       3,016,573
 Accrued expenses:
   Surveillance and administration fees                  49,462            63,063            45,816           22,870          13,990
   Other                                                119,332           126,913           141,818           54,133          48,190
 Dividends payable                                    1,161,041         1,223,298           862,038          399,794         248,224
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               1,329,835         1,866,236         1,049,672          476,797       3,326,977
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                         $245,999,240      $261,399,518      $188,122,982      $92,569,852     $56,607,441
====================================================================================================================================
Shares outstanding                                   16,378,096        17,607,068        12,964,124        6,257,070       3,907,069
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)      $      15.02      $      14.85      $      14.51      $     14.79     $     14.49
====================================================================================================================================
                                 See accompanying notes to financial statements.



                 Statement of
                     OPERATIONS Six Months Ended September 30, 2001 (Unaudited)


                                                          ELECT           SELECT            SELECT       CALIFORNIA         NEW YORK
                                                       TAX-FREE       TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE  SELECT TAX-FREE
                                                          (NXP)            (NXQ)              (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                    $7,714,993       $ 8,175,984        $5,655,717       $2,644,181     $1,551,599
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Surveillance and administration fees                   300,534           383,831           278,647          138,487         85,051
 Shareholders' servicing agent fees and expenses         18,990            19,856            17,811            5,480          3,954
 Custodian's fees and expenses                           43,225            43,426            32,756           17,628         14,011
 Trustees' fees and expenses                             18,997            20,218            14,475            7,062          4,337
 Professional fees                                        8,744             7,490            27,796            8,897          9,095
 Shareholders' reports - printing and
  mailing expenses                                       34,093            41,409            28,122            7,225          6,451
 Stock exchange listing fees                             12,093            12,096            12,099            8,063          7,944
 Investor relations expense                              26,597            27,931            20,595            8,070          5,841
 Other expenses                                           6,254             6,616             5,029            3,160          2,538
------------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit             469,527           562,873           437,330          204,072        139,222
   Custodian fee credit                                 (15,831)          (15,332)          (11,894)          (3,899)        (3,290)
------------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                           453,696           547,541           425,436          200,173        135,932
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 7,261,297         7,628,443         5,230,281        2,444,008      1,415,667
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain from investment transactions         427,848           372,526            12,741          166,949          74,941
 Change in net unrealized appreciation
   (depreciation) of investments                     (1,024,480)       (1,270,968)         (291,202)        (155,651)       (97,382)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                       (596,632)         (898,442)         (278,461)          11,298        (22,441)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $6,664,665       $ 6,730,001        $4,951,820       $2,455,306     $1,393,226
====================================================================================================================================
                                 See accompanying notes to financial statements.


                 Statement of
                      CHANGES IN NET ASSETS (Unaudited)


                                    SELECT TAX-FREE (NXP)             SELECT TAX-FREE 2 (NXQ)           SELECT TAX-FREE 3 (NXR)
                             ---------------------------------  ---------------------------------- ---------------------------------
                             SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                      9/30/01          3/31/01           9/30/01           3/31/01          9/30/01         3/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income            $ 7,261,297     $ 14,826,210       $ 7,628,443      $ 15,331,134      $ 5,230,281    $ 10,559,903
 Net realized gain from
   investment transactions            427,848           81,990           372,526             9,407           12,741         249,350
 Change in net unrealized
   appreciation (depreciation)
   of investments                  (1,024,480)       2,461,003        (1,270,968)        2,434,860         (291,202)      2,422,827
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  6,664,665       17,369,203         6,730,001        17,775,401        4,951,820      13,232,080
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net
       investment income           (7,140,850)     (14,707,536)       (7,474,202)      (15,291,745)      (5,172,686)    (10,559,280)
 From accumulated net realized
      gains from investment
      transactions                         --               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
    distributions to
    shareholders                   (7,140,850)     (14,707,536)       (7,474,202)      (15,291,745)      (5,172,686)    (10,559,280)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
    net assets                       (476,185)       2,661,667          (744,201)        2,483,656         (220,866)      2,672,800
Net assets at the beginning
    of period                     246,475,425      243,813,758       262,143,719       259,660,063      188,343,848     185,671,048
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period  $245,999,240     $246,475,425      $261,399,518      $262,143,719     $188,122,982    $188,343,848
====================================================================================================================================
Balance of undistributed net
     investment income at the
     end of period               $  1,273,866     $    351,649      $    579,783      $    265,318     $    265,318    $    107,659
====================================================================================================================================
                                 See accompanying notes to financial statements.





                                                                 CALIFORNIA SELECT TAX-FREE (NXC)    NEW YORK SELECT TAX-FREE (NXN)
                                                                ---------------------------------- ---------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                                                         9/30/01           3/31/01          9/30/01         3/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                               $ 2,444,008       $ 4,941,478      $ 1,415,667     $ 3,028,460
 Net realized gain from
   investment transactions                                               166,949            79,582           74,941           8,584
 Change in net unrealized appreciation
   (depreciation) of investments                                        (155,651)        1,352,959          (97,382)        758,168
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                     2,455,306         6,374,019        1,393,226       3,795,212
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net
      investment income                                               (2,402,715)       (4,943,085)      (1,465,270)     (3,039,700)
 From accumulated net realized gains
      from investment transactions                                            --           (79,465)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders                                   (2,402,715)       (5,022,550)      (1,465,270)     (3,039,700)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     52,591         1,351,469          (72,044)        755,512
Net assets at the beginning of period                                 92,517,261        91,165,792       56,679,485      55,923,973
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $92,569,852       $92,517,261      $56,607,441     $56,679,485
====================================================================================================================================
Balance of undistributed net
     investment income at the
     end of period                                                   $   100,169       $    21,819      $     4,065     $    53,668
====================================================================================================================================
                                 See accompanying notes to financial statements.

              Notes to
                  FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Trusts covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) (formerly the Nuveen Insured California Select Tax-Free Income Portfolio) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (formerly the Nuveen Insured New York Select Tax-Free Income Portfolio).

Each Trust seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations. The Trusts are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The Trusts' investment adviser, Nuveen Institutional Advisory Corp. ( the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, administers the investments and maintains ongoing surveillance of such investments to insure that they continue to meet the Trusts' investment objectives and credit quality standards. The Adviser does not intend to adjust the portfolios except 1) to invest interest payments on municipal obligations that are not currently needed to pay dividends or expenses; 2) to reinvest principal payments on municipal obligations resulting from their maturity or early redemption; 3) to sell municipal obligations when the Adviser believes that continuing to hold them would be inconsistent with maintaining the Trusts' high credit quality, and to reinvest the proceeds of such sales; and 4) for certain other purposes.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Trusts' investment portfolio are provided by a pricing service approved by the Trust's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Trusts may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Trusts have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2001, New York Select Tax-Free (NXN)had outstanding when-issued purchase commitments of $3,016,573. There were no such outstanding purchase commitments in any of the other Trusts.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Income Taxes
Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Trusts.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

              Notes to
                  FINANCIAL STATEMENTS (Unaudited) (Continued)

Derivative Financial Instruments
The Trusts are not authorized to invest in derivative financial instruments.

Custodian Fee Credit
Each Trust has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Trust's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective April 1, 2001, the Trusts have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to April 1, 2001, the Trusts did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets of the Trusts, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation for Select Tax-Free (NXP), Select Tax-Free 2 (NXQ), Select Tax-Free 3 (NXR) and California Select Tax-Free (NXC) of $801,770, $233,334, $100,064 and $37,057, respectively, based on securities held by the Trusts on April 1, 2001.

The effect of this change for the six months ended September 30, 2001, was to increase net investment income with a corresponding decrease in net unrealized appreciation for Select Tax-Free (NXP), Select Tax-Free 2 (NXQ), Select Tax-Free 3 (NXR) and California Select Tax-Free (NXC) of $64,290, $19,127, $7,249 and $2,954, respectively. The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. TRUST SHARES
There were no share transactions during the six months ended September 30, 2001, nor during the fiscal year ended March 31, 2001, in any of the Trusts.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Trusts declared dividend distributions from their tax-exempt net investment income which were paid November 1, 2001, to shareholders of record on October 15, 2001, as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Dividend per share                            $.0710        $.0695       $.0665       $.0640       $.0600
==========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended September 30, 2001, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities         $34,237,754  $12,801,348   $9,117,568   $5,147,700   $9,451,393
   Short-term municipal securities         10,000,000    5,000,000    3,000,000    5,000,000    8,000,000
Sales and maturities:
   Long-term municipal securities          31,498,650   16,296,650    5,335,000    8,433,600    8,129,000
   Short-term municipal securities         10,000,000    5,000,000    3,000,000    5,000,000    6,500,000
==========================================================================================================


At September 30, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
                                        $224,729,108  $239,832,321 $175,877,580  $83,247,684  $55,734,363
==========================================================================================================


              Notes to
                  FINANCIAL STATEMENTS (Unaudited) (Continued)

At March 31, 2001, the Trusts' last fiscal year end, the following Trusts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                 NEW YORK
                                                            SELECT       SELECT       SELECT       SELECT
                                                          TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE
                                                             (NXP)        (NXQ)        (NXR)        (NXN)
----------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                    $    --      $    --     $     --     $    432
   2003                                                         --           --           --        1,954
   2004                                                         --           --      136,144      321,550
   2005                                                     27,152       32,251      674,505        1,480
   2006                                                     24,357       44,578        3,603          828
   2007                                                         --           --           --          933
   2008                                                         --           --           --          538
----------------------------------------------------------------------------------------------------------
Total                                                      $51,509      $76,829     $814,252     $327,715
==========================================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 2001, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $17,848,601   $15,310,082  $10,422,900   $5,157,915   $3,221,049
   depreciation                             (422,592)     (390,052)    (150,182)          --       (9,720)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $17,426,009   $14,920,030  $10,272,718   $5,157,915   $3,211,329
==========================================================================================================

6. SURVEILLANCE AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES Under the Trusts' investment management agreements with the Adviser, each Trust pays an annual surveillance and administration fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Trust as follows:

                                                                                  SELECT TAX-FREE 2 (NXQ)
                                                                                  SELECT TAX-FREE 3 (NXR)
                                                                         CALIFORNIA SELECT TAX-FREE (NXC)
AVERAGE DAILY NET ASSETS                         SELECT TAX-FREE (NXP)     NEW YORK SELECT TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------
For the first $125 million                                     .2500 of 1%                   .3000 of 1%
For the next $125 million                                      .2375 of 1                    .2875 of 1
For the next $250 million                                      .2250 of 1                    .2750 of 1
For the next $500 million                                      .2125 of 1                    .2625 of 1
For the next $1 billion                                        .2000 of 1                    .2500 of 1
For net assets over $2 billion                                 .1875 of 1                    .2375 of 1
==========================================================================================================


The fee compensates the Adviser for performing ongoing administration, surveillance and portfolio adjustment services. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS
At September 30, 2001, each Trust had an unlimited number of $.01 par value shares of beneficial interest authorized. Net assets consisted of:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Capital paid-in                         $    163,781  $    176,071 $    129,641  $    62,571  $    39,071
Paid-in surplus                          227,625,305   245,680,398  178,364,129   87,122,259   53,605,750
Balance of undistributed net
   investment income                       1,273,866       579,783      265,318      100,169        4,065
Accumulated net realized gain (loss) from
   investment transactions                   376,339       295,371     (801,511)     166,949     (252,774)
Net unrealized appreciation
   of investments                         16,559,949    14,667,895   10,165,405    5,117,904    3,211,329
----------------------------------------------------------------------------------------------------------
Net assets                              $245,999,240  $261,399,518 $188,122,982  $92,569,852  $56,607,441
==========================================================================================================

              Notes to
                  FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INVESTMENT COMPOSITION
At September 30, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Basic Materials                                    2%           3%          --%          --%          --%
Education and Civic Organizations                  2            7            4            2           15
Healthcare                                        12           11           10           11           10
Housing/Multifamily                                4           11           10           --            5
Housing/Single Family                              9            5            6           --            4
Long-Term Care                                    --           --           --           --            4
Tax Obligation/General                             6           --            2           12            5
Tax Obligation/Limited                            10            6            1           16            2
Transportation                                    11            9           12           18            5
U.S. Guaranteed                                   42           44           37           32           37
Utilities                                         --           --           12            9            4
Water and Sewer                                    2            3            6           --            9
Other                                             --            1           --           --           --
----------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
==========================================================================================================


Certain long-term investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (58% for Select Tax-Free (NXP), 62% for Select Tax-Free 2 (NXQ), 46% for Select Tax-Free 3 (NXR), 100% for California Select Tax-Free (NXC), and 100% for New York Select Tax-Free (NXN)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

Financial HIGHLIGHTS (Unaudited)

                            Financial
                                 HIGHLIGHTS (Unaudited)

               Selected data for a share outstanding throughout each period:



                                                                     INVESTMENT OPERATIONS
                                                          ----------------------------------------------

                                                                                     NET
                                                                               REALIZED/
                                                BEGINNING            NET      UNREALIZED
                                                NET ASSET     INVESTMENT      INVESTMENT
                                                    VALUE         INCOME      GAIN (LOSS)         TOTAL
--------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
--------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                           $15.05          $ .44          $ (.03)         $ .41
 2001                                               14.89            .91            0.15           1.06
 2000                                               15.55            .90           (0.66)           .24
 1999                                               15.62            .90           (0.07)           .83
 1998                                               15.15            .90            0.47           1.37
 1997                                               15.07            .90            0.10           1.00
SELECT TAX-FREE 2 (NXQ)
--------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                            14.89            .43            (.05)           .38
 2001                                               14.75            .87             .14           1.01
 2000                                               15.41            .87            (.66)           .21
 1999                                               15.43            .87            (.02)           .85
 1998                                               14.95            .88             .49           1.37
 1997                                               14.92            .88             .04            .92
SELECT TAX-FREE 3 (NXR)
--------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                            14.53            .40            (.02)           .38
 2001                                               14.32            .81             .21           1.02
 2000                                               14.98            .82            (.66)           .16
 1999                                               14.96            .82             .02            .84
 1998                                               14.35            .82             .62           1.44
 1997                                               14.23            .82             .13            .95
CALIFORNIA SELECT TAX-FREE (NXC)
--------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                            14.79            .39            (.01)           .38
 2001                                               14.57            .79             .23           1.02
 2000                                               15.26            .79            (.67)           .12
 1999                                               15.21            .79             .05            .84
 1998                                               14.53            .79             .69           1.48
 1997                                               14.42            .80             .11            .91
NEW YORK SELECT TAX-FREE (NXN)
--------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                            14.51            .36              --            .36
 2001                                               14.31            .78             .20            .98
 2000                                               14.92            .78            (.61)           .17
 1999                                               14.91            .78             .01            .79
 1998                                               14.28            .78             .63           1.41
 1997                                               14.25            .78             .03            .81
========================================================================================================

                                             LESS DISTRIBUTIONS                                                TOTAL RETURNS
                                    -----------------------------------                                   -----------------------
                                                                                ENDING                                  BASED ON
                                           NET                                     NET        ENDING      BASED ON           NET
                                    INVESTMENT     CAPITAL                       ASSET        MARKET        MARKET         ASSET
                                        INCOME       GAINS        TOTAL          VALUE         VALUE       VALUE**       VALUE**
---------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                 $(.44)      $  --        $(.44)        $15.02       $14.3500         1.90%         2.73%
 2001                                     (.90)         --         (.90)         15.05        14.5000        12.63          7.32
 2000                                     (.90)         --         (.90)         14.89        13.6875       (11.09)         1.62
 1999                                     (.90)         --         (.90)         15.55        16.3750         9.02          5.43
 1998                                     (.90)         --         (.90)         15.62        15.8750        14.06          9.24
 1997                                     (.92)         --         (.92)         15.15        14.7500         4.58          6.79
SELECT TAX-FREE 2 (NXQ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                  (.42)         --         (.42)         14.85        14.0500         2.24          2.62
 2001                                     (.87)         --         (.87)         14.89        14.1500        12.46          7.04
 2000                                     (.87)         --         (.87)         14.75        13.3750       (10.38)         1.43
 1999                                     (.87)         --         (.87)         15.41        15.8750         9.51          5.63
 1998                                     (.89)         --         (.89)         15.43        15.3125        14.92          9.34
 1997                                     (.89)         --         (.89)         14.95        14.1250         0.93          6.34
SELECT TAX-FREE 3 (NXR)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                  (.40)         --         (.40)         14.51        13.5800         2.03          2.64
 2001                                     (.81)         --         (.81)         14.53        13.7000        12.97          7.36
 2000                                     (.82)         --         (.82)         14.32        12.8750       (10.29)         1.11
 1999                                     (.82)         --         (.82)         14.98        15.2500         7.78          5.76
 1998                                     (.83)         --         (.83)         14.96        14.9375        19.38         10.24
 1997                                     (.83)         --         (.83)         14.35        13.2500         3.30          6.85
CALIFORNIA SELECT TAX-FREE (NXC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                  (.38)         --         (.38)         14.79        14.1900         4.56          2.64
 2001                                     (.79)       (.01)        (.80)         14.79        13.9400         7.23          7.21
 2000                                     (.79)       (.02)        (.81)         14.57        13.7500        (7.57)         0.90
 1999                                     (.79)         --         (.79)         15.26        15.7500         8.22          5.65
 1998                                     (.80)         --         (.80)         15.21        15.3125        16.52         10.41
 1997                                     (.80)         --         (.80)         14.53        13.8750         3.06          6.46
NEW YORK SELECT TAX-FREE (NXN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                  (.38)         --         (.38)         14.49        13.7500         0.49          2.48
 2001                                     (.78)         --         (.78)         14.51        14.0500        17.36          7.02
 2000                                     (.78)         --         (.78)         14.31        12.6875       (11.18)         1.21
 1999                                     (.78)         --         (.78)         14.92        15.1250         6.14          5.40
 1998                                     (.78)         --         (.78)         14.91        15.0000        18.31         10.07
 1997                                     (.78)         --         (.78)         14.28        13.3750         4.91          5.79
====================================================================================================================================


                                                                          RATIOS/SUPPLEMENTAL DATA
                                        -------------------------------------------------------------------------------------------
                                                            BEFORE CREDIT                        AFTER CREDIT***
                                                    -------------------------------      ----------------------------
                                                                      RATIO OF NET                      RATIO OF NET
                                             ENDING       RATIO OF      INVESTMENT            RATIO OF    INVESTMENT
                                                NET    EXPENSES TO       INCOME TO         EXPENSES TO     INCOME TO     PORTFOLIO
                                             ASSETS        AVERAGE         AVERAGE             AVERAGE       AVERAGE      TURNOVER
                                               (000)    NET ASSETS      NET ASSETS          NET ASSETS    NET ASSETS          RATE
-----------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE (NXP)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                   $245,999            .38%*          5.88%*               .37%*        5.89%*          13%
 2001                                       246,475            .35            6.06                 .35          6.07             2
 2000                                       243,814            .36            5.97                 .36          5.97            --
 1999                                       254,635            .36            5.78                 .36          5.78             1
 1998                                       255,865            .36            5.83                 .36          5.83             1
 1997                                       248,092            .39            5.97                 .39          5.97             1
SELECT TAX-FREE 2 (NXQ)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                    261,400            .43*           5.81*                .42*         5.82*            5
 2001                                       262,144            .41            5.89                 .40          5.90             2
 2000                                       259,660            .40            5.82                 .40          5.82             1
 1999                                       271,240            .40            5.65                 .40          5.65             1
 1998                                       271,752            .40            5.72                 .40          5.72            --
 1997                                       263,176            .42            5.86                 .42          5.86             2
SELECT TAX-FREE 3 (NXR)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                    188,123            .46*           5.54*                .45*         5.55*            3
 2001                                       188,344            .47            5.66                 .46          5.67             2
 2000                                       185,671            .41            5.65                 .41          5.65            --
 1999                                       194,165            .42            5.45                 .42          5.45            --
 1998                                       193,899            .42            5.56                 .42          5.56            --
 1997                                       186,065            .44            5.74                 .44          5.74             5
CALIFORNIA SELECT TAX-FREE (NXC)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                     92,570            .44*           5.29*                .43*         5.30*            6
 2001                                        92,517            .43            5.38                 .42          5.39             2
 2000                                        91,166            .45            5.37                 .45          5.38             3
 1999                                        95,501            .44            5.20                 .44          5.20             1
 1998                                        95,164            .44            5.31                 .44          5.31            --
 1997                                        90,894            .45            5.47                 .45          5.47            --
NEW YORK SELECT TAX-FREE (NXN)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
 2002(a)                                     56,607            .49*           4.98*                .48*         4.99*           16
 2001                                        56,679            .48            5.39                 .47          5.40             3
 2000                                        55,924            .50            5.36                 .49          5.37            --
 1999                                        58,303            .49            5.19                 .49          5.19            --
 1998                                        58,250            .49            5.30                 .49          5.30            --
 1997                                        55,782            .51            5.42                 .51          5.42            --
===================================================================================================================================
  *  Annualized.
 **  Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.
***  After custodian fee credit, where applicable.
(a)  For the six months ended September 30, 2001.

                                 See accompanying notes to financial statements.

Build Your Wealth
    AUTOMATICALLY

NUVEEN MAKES
REINVESTING EASY.
A PHONE CALL IS
ALL IT TAKES TO
SET UP YOUR
REINVESTMENT
ACCOUNT.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION

BOARD OF TRUSTEES
James F. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JP Morgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended September 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               FOR GENERATIONS

photo: John Nuveen, Sr.
John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Invest well. Look ahead. LEAVE YOUR MARK.(SM)

logo: Nuveen Investments.

                   Nuveen Investments o 333 West Wacker Drive
                       Chicago, IL 60606 o www.nuveen.com
                                                                      PSA-1-9-01